UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-04707

Fidelity Advisor Series II

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2021

Item 1.

Reports to Stockholders

Fidelity Advisor® Strategic Income Fund

Annual Report

December 31, 2021

Includes Fidelity and Fidelity Advisor share classes

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

Neither the Fund nor Fidelity Distributors Corporation is a bank.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	(0.56)%	4.32%	4.18%
Class M (incl. 4.00% sales charge)	(0.56)%	4.33%	4.19%
Class C (incl. contingent deferred sales charge)	1.82%	4.41%	3.98%
Fidelity® Strategic Income Fund	3.96%	5.47%	4.88%
Class I	3.91%	5.44%	4.87%
Class Z	3.92%	5.50%	4.90%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

 The initial offering of Fidelity® Strategic Income Fund shares took place on April 13, 2018. Returns prior to April 13, 2018 are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Strategic Income Fund - Class A on December 31, 2011, and the current 4.00% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Universal Bond Index performed over the same period.

Period Ending Values
$15,064	Fidelity Advisor® Strategic Income Fund - Class A
$13,846	Bloomberg U.S. Universal Bond Index

Management's Discussion of Fund Performance

Market Recap:  Long-term bond yields rose early in the year ending December 31, 2021, as a $1.9 trillion COVID-relief bill offered hopes for a robust economic recovery, generating higher inflation expectations that persisted through early April. Many investors preferred the potential for higher returns in riskier assets as the worst economic fears related to the spread of COVID-19 retreated. Bond yields fell from May through early August amid weaker-than-expected economic data. Then in the fourth quarter, rising inflation and tighter monetary policy concerns increased short-term yields and decreased longer-term yields. By December, the Fed raised the prospects for three quarter-point interest-rate hikes in 2022. Against this economic backdrop, the Fidelity Strategic Income Composite Index℠ gained 1.25%. Within the index, high-yield bonds did best, with the ICE BofA® U.S. High Yield Constrained Index, a proxy for the high-yield bond market, gaining 5.35%. U.S. government debt, as reflected in the Bloomberg U.S. Government Bond Index, returned -2.28%, while non-U.S. developed-markets debt, as measured by the Bloomberg Global Aggregate Developed Markets GDP Weighted Ex USD Index (Hedged), returned -2.02%. Emerging markets debt returned -1.65%, reflecting the Bloomberg Emerging Markets Aggregate USD Bond Index, while floating-rate bonds, as measured by the S&P/LSTA® Leveraged Performing Loan Index, were up 5.42% this period.

Comments from Co-Lead Portfolio Manager Adam Kramer:  For the year, the fund's share classes (excluding sales charges, if applicable) rose roughly 3% to 4%, significantly outperforming the 1.25% gain of the Fidelity Strategic Income Composite Index℠. Security selection was positive within all the fund's subportfolios, while asset allocation added value across most of the categories we invest in. Investment choices in the high-yield bond subportfolio were especially strong, driven by picks in the energy industry. Credit selection in the emerging markets debt subportfolio added further value in 2021. The biggest benefits here included a large underweighting in China – a weak performer and large component of the emerging-markets asset class benchmark – along with security selection in Argentina, Ghana and Mexico. Also contributing was an underweighting in non-U.S. developed investment grade bonds, which trailed the Composite index. We found this asset class unattractive for its minimal yield, relatively high duration, degree of credit risk, and limited opportunity for capital appreciation. In addition, we maintained smaller-than-index exposure to the lagging U.S. government bonds category – also a positive relative performance factor this period – although during the year we were steadily adding exposure to this asset class to manage the fund's risk, finishing the period with a modest overweight. Additionally, the fund's outsized allocation to floating-rate loans added further value, since the category outperformed the Composite benchmark. There were no material negative influences on the fund's relative result this past year.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Top Five Holdings as of December 31, 2021

(by issuer, excluding cash equivalents)	% of fund's net assets
U.S. Treasury Obligations	21.5
German Federal Republic	6.1
Freddie Mac	1.5
CCO Holdings LLC/CCO Holdings Capital Corp.	1.2
United Kingdom, Great Britain and Northern Ireland	1.2
31.5

Top Five Market Sectors as of December 31, 2021

% of fund's net assets
Energy	9.2
Financials	8.2
Communication Services	7.9
Consumer Discretionary	7.1
Industrials	6.1

Quality Diversification (% of fund's net assets)

As of December 31, 2021
U.S. Government and U.S. Government Agency Obligations*	24.7%
AAA,AA,A	5.7%
BBB	6.0%
BB	19.8%
B	21.3%
CCC,CC,C	3.9%
D	0.1%
Not Rated	6.4%
Equities	5.5%
Short-Term Investments and Net Other Assets	6.6%

 * Includes NCUA Guaranteed Notes

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of December 31, 2021*,**,***,†,††
Preferred Securities	6.8%
Corporate Bonds	35.3%
U.S. Government and U.S. Government Agency Obligations	24.7%
Foreign Government & Government Agency Obligations	11.9%
Bank Loan Obligations	9.2%
Stocks	5.5%
Other Investments	5.9%
Short-Term Investments and Net Other Assets (Liabilities)	0.7%

 * Foreign investments – 27.0%

 ** Futures and Swaps – 5.8%

 *** Written options – (0.0)%

 † Forward Currency Contracts – (8.2)%

 †† Includes NCUA Guaranteed Notes

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Corporate Bonds - 28.2%
		Principal Amount (000s)(a)	Value (000s)
Convertible Bonds - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Mesquite Energy, Inc. 15% 7/15/23 (b)(c)		$2,423	$7,608
Mesquite Energy, Inc. 15% 7/15/23 (b)(c)		1,404	4,871
			12,479
Nonconvertible Bonds - 28.1%
COMMUNICATION SERVICES - 5.2%
Diversified Telecommunication Services - 2.2%
Altice France SA:
5.125% 7/15/29 (d)		38,465	37,521
5.5% 1/15/28 (d)		13,345	13,228
5.5% 10/15/29 (d)		28,170	27,747
8.125% 2/1/27 (d)		4,495	4,789
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (d)		21,480	22,339
Cablevision Lightpath LLC:
3.875% 9/15/27 (d)		3,300	3,201
5.625% 9/15/28 (d)		2,610	2,573
Frontier Communications Holdings LLC:
5% 5/1/28 (d)		11,730	12,082
5.875% 10/15/27 (d)		6,300	6,662
6% 1/15/30 (d)		5,550	5,578
6.75% 5/1/29 (d)		7,510	7,810
Lumen Technologies, Inc. 5.375% 6/15/29 (d)		7,120	7,120
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.:
4.75% 4/30/27 (d)		2,800	2,772
6% 2/15/28 (d)		2,355	2,308
10.75% 6/1/28 (d)		3,695	4,028
Qwest Corp. 7.25% 9/15/25		955	1,115
Sable International Finance Ltd. 5.75% 9/7/27 (d)		11,004	11,265
Sprint Capital Corp.:
6.875% 11/15/28		58,832	74,422
8.75% 3/15/32		39,078	58,617
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (d)		9,200	9,476
Virgin Media Finance PLC 5% 7/15/30 (d)		14,025	13,955
Windstream Escrow LLC 7.75% 8/15/28 (d)		24,965	26,474
Zayo Group Holdings, Inc. 4% 3/1/27 (d)		9,545	9,409
			364,491
Entertainment - 0.0%
Roblox Corp. 3.875% 5/1/30 (d)		4,175	4,235
Media - 2.8%
Altice Financing SA:
5% 1/15/28 (d)		6,470	6,314
5.75% 8/15/29 (d)		11,270	11,157
Block Communications, Inc. 4.875% 3/1/28 (d)		4,405	4,405
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25% 2/1/31 (d)		10,205	10,295
4.5% 8/15/30 (d)		16,805	17,195
4.5% 5/1/32		6,745	6,939
4.75% 3/1/30 (d)		51,010	53,050
5% 2/1/28 (d)		54,720	56,909
5.125% 5/1/27 (d)		25,220	25,977
5.375% 6/1/29 (d)		34,085	36,782
Clear Channel International BV 6.625% 8/1/25 (d)		9,800	10,168
Clear Channel Outdoor Holdings, Inc. 7.5% 6/1/29 (d)		5,745	6,133
CSC Holdings LLC:
4.5% 11/15/31 (d)		14,440	14,260
5.375% 2/1/28 (d)		13,855	14,345
5.75% 1/15/30 (d)		7,085	7,058
6.5% 2/1/29 (d)		15,380	16,457
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% 8/15/26 (d)		24,690	12,345
DISH DBS Corp.:
5.25% 12/1/26 (d)		6,925	7,034
5.75% 12/1/28 (d)		6,925	6,994
Gannett Holdings LLC 6% 11/1/26 (d)		4,000	4,085
Gray Escrow II, Inc. 5.375% 11/15/31 (d)		8,590	8,837
LCPR Senior Secured Financing DAC:
5.125% 7/15/29 (d)		7,310	7,347
6.75% 10/15/27 (d)		6,107	6,412
Nexstar Broadcasting, Inc.:
4.75% 11/1/28 (d)		13,395	13,646
5.625% 7/15/27 (d)		14,270	15,042
Quebecor Media, Inc. 5.75% 1/15/23		14,205	14,773
Radiate Holdco LLC/Radiate Financial Service Ltd. 6.5% 9/15/28 (d)		6,500	6,529
Scripps Escrow II, Inc. 3.875% 1/15/29 (d)		1,655	1,653
Sirius XM Radio, Inc.:
3.125% 9/1/26 (d)		4,235	4,236
3.875% 9/1/31 (d)		5,645	5,535
4% 7/15/28 (d)		11,260	11,323
5% 8/1/27 (d)		8,740	9,084
Townsquare Media, Inc. 6.875% 2/1/26 (d)		3,305	3,507
Univision Communications, Inc. 4.5% 5/1/29 (d)		5,760	5,818
Videotron Ltd. 5.125% 4/15/27 (d)		7,325	7,545
Ziggo Bond Co. BV:
5.125% 2/28/30 (d)		3,375	3,392
6% 1/15/27 (d)		7,930	8,168
Ziggo BV:
4.875% 1/15/30 (d)		4,805	4,928
5.5% 1/15/27 (d)		14,342	14,736
			480,413
Wireless Telecommunication Services - 0.2%
Intelsat Jackson Holdings SA 8% 2/15/24 (d)		12,960	13,138
Millicom International Cellular SA 4.5% 4/27/31 (d)		1,040	1,047
Sprint Corp. 7.625% 3/1/26		3,615	4,340
T-Mobile U.S.A., Inc.:
3.375% 4/15/29		5,905	6,017
3.5% 4/15/31		5,905	6,143
			30,685
TOTAL COMMUNICATION SERVICES			879,824
CONSUMER DISCRETIONARY - 3.9%
Auto Components - 0.1%
Allison Transmission, Inc. 5.875% 6/1/29 (d)		4,830	5,253
Dana, Inc. 4.5% 2/15/32		4,150	4,140
Exide Technologies:
11% 10/31/24 pay-in-kind (c)(d)(e)(f)		1,280	0
11% 10/31/24 pay-in-kind (c)(d)(e)(f)		632	285
Nesco Holdings II, Inc. 5.5% 4/15/29 (d)		7,155	7,388
PECF USS Intermediate Holding III Corp. 8% 11/15/29 (d)		2,515	2,604
			19,670
Automobiles - 0.2%
Ford Motor Co. 3.25% 2/12/32		13,490	13,814
McLaren Finance PLC 7.5% 8/1/26 (d)		3,860	3,894
Rivian Holdco & Rivian LLC & Rivian Automotive LLC 6 month U.S. LIBOR + 5.620% 6.625% 10/15/26 (c)(d)(f)(g)		14,000	14,595
			32,303
Distributors - 0.0%
Ritchie Bros. Holdings, Inc. 4.75% 12/15/31 (d)		3,070	3,204
Diversified Consumer Services - 0.2%
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (d)		5,300	5,440
Service Corp. International 4% 5/15/31		5,750	5,822
Sotheby's 7.375% 10/15/27 (d)		2,970	3,163
Sotheby's/Bidfair Holdings, Inc. 5.875% 6/1/29 (d)		4,315	4,401
TKC Holdings, Inc.:
6.875% 5/15/28 (d)		5,780	5,896
10.5% 5/15/29 (d)		5,780	6,242
WASH Multifamily Acquisition, Inc. 5.75% 4/15/26 (d)		4,750	4,992
			35,956
Hotels, Restaurants & Leisure - 2.1%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
3.875% 1/15/28 (d)		5,685	5,758
4% 10/15/30 (d)		23,490	23,079
4.375% 1/15/28 (d)		6,265	6,390
Affinity Gaming LLC 6.875% 12/15/27 (d)		2,520	2,621
Bloomin Brands, Inc. / OSI Restaurant Partners LLC 5.125% 4/15/29 (d)		2,720	2,762
Boyd Gaming Corp. 4.75% 6/15/31 (d)		7,140	7,283
Caesars Entertainment, Inc.:
4.625% 10/15/29 (d)		8,375	8,375
6.25% 7/1/25 (d)		25,535	26,802
8.125% 7/1/27 (d)		34,045	37,703
Caesars Resort Collection LLC 5.75% 7/1/25 (d)		8,510	8,887
Carnival Corp.:
4% 8/1/28 (d)		8,475	8,411
7.625% 3/1/26 (d)		5,040	5,283
9.875% 8/1/27 (d)		10,150	11,599
10.5% 2/1/26 (d)		7,395	8,441
Choice Hotels International, Inc. 5.75% 7/1/22		2,690	2,744
Hilton Domestic Operating Co., Inc.:
3.75% 5/1/29 (d)		3,350	3,375
4% 5/1/31 (d)		5,020	5,133
4.875% 1/15/30		11,025	11,783
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.875% 4/1/27		5,210	5,366
Melco Resorts Finance Ltd.:
4.875% 6/6/25 (d)		17,840	17,572
5.25% 4/26/26 (d)		7,345	7,243
5.375% 12/4/29 (d)		4,785	4,641
5.75% 7/21/28 (d)		3,385	3,404
Merlin Entertainments PLC 5.75% 6/15/26 (d)		4,580	4,763
MGM Resorts International 4.75% 10/15/28		6,740	6,942
NCL Corp. Ltd.:
5.875% 3/15/26 (d)		6,935	6,904
12.25% 5/15/24 (d)		5,942	7,041
NCL Finance Ltd. 6.125% 3/15/28 (d)		2,690	2,650
Papa John's International, Inc. 3.875% 9/15/29 (d)		2,555	2,542
Peninsula Pacific Entertainment LLC 8.5% 11/15/27 (d)		6,740	7,279
Premier Entertainment Sub LLC:
5.625% 9/1/29 (d)		12,975	12,874
5.875% 9/1/31 (d)		10,975	11,013
Royal Caribbean Cruises Ltd.:
10.875% 6/1/23 (d)		8,545	9,335
11.5% 6/1/25 (d)		7,392	8,270
SeaWorld Parks & Entertainment, Inc. 5.25% 8/15/29 (d)		5,630	5,733
Station Casinos LLC 4.625% 12/1/31 (d)		4,155	4,189
Studio City Finance Ltd. 5% 1/15/29 (d)		3,255	2,924
Vail Resorts, Inc. 6.25% 5/15/25 (d)		3,855	4,009
Viking Cruises Ltd.:
5.875% 9/15/27 (d)		3,395	3,233
13% 5/15/25 (d)		5,740	6,498
Voc Escrow Ltd. 5% 2/15/28 (d)		6,285	6,222
Wynn Macau Ltd. 5.125% 12/15/29 (d)		9,840	8,758
Yum! Brands, Inc. 4.625% 1/31/32		5,905	6,275
			352,109
Household Durables - 0.3%
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co. 4.625% 4/1/30 (d)		4,105	4,033
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 4.875% 2/15/30 (d)		4,370	4,470
Century Communities, Inc. 3.875% 8/15/29 (d)		4,225	4,257
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.625% 3/1/24 (d)		775	825
Tempur Sealy International, Inc.:
3.875% 10/15/31 (d)		7,360	7,374
4% 4/15/29 (d)		7,905	8,043
TopBuild Corp. 3.625% 3/15/29 (d)		3,030	3,053
TRI Pointe Group, Inc./TRI Pointe Holdings, Inc. 5.875% 6/15/24		11,770	12,815
TRI Pointe Homes, Inc. 5.7% 6/15/28		8,715	9,587
			54,457
Internet & Direct Marketing Retail - 0.2%
Angi Group LLC 3.875% 8/15/28 (d)		3,385	3,309
Millennium Escrow Corp. 6.625% 8/1/26 (d)		5,650	5,664
Terrier Media Buyer, Inc. 8.875% 12/15/27 (d)		23,835	25,760
			34,733
Multiline Retail - 0.1%
Nordstrom, Inc.:
4.25% 8/1/31		11,600	11,397
4.375% 4/1/30		1,745	1,760
5% 1/15/44		825	769
6.95% 3/15/28		250	282
			14,208
Specialty Retail - 0.7%
Arko Corp. 5.125% 11/15/29 (d)		4,190	4,049
Asbury Automotive Group, Inc.:
4.5% 3/1/28		1,987	2,027
4.625% 11/15/29 (d)		4,555	4,640
4.75% 3/1/30		1,980	2,012
5% 2/15/32 (d)		4,915	5,100
At Home Group, Inc.:
4.875% 7/15/28 (d)		2,840	2,797
7.125% 7/15/29 (d)		4,235	4,161
Bath & Body Works, Inc.:
6.625% 10/1/30 (d)		3,355	3,800
6.75% 7/1/36		15,890	19,624
6.875% 11/1/35		4,345	5,399
7.5% 6/15/29		5,030	5,726
Carvana Co.:
4.875% 9/1/29 (d)		9,855	9,387
5.5% 4/15/27 (d)		5,905	5,846
Foot Locker, Inc. 4% 10/1/29 (d)		2,800	2,805
Gap, Inc.:
3.625% 10/1/29 (d)		5,600	5,539
3.875% 10/1/31 (d)		5,600	5,523
LCM Investments Holdings 4.875% 5/1/29 (d)		3,120	3,206
Michaels Companies, Inc.:
5.25% 5/1/28 (d)		6,875	6,878
7.875% 5/1/29 (d)		3,915	3,856
Victoria's Secret & Co. 4.625% 7/15/29 (d)		10,565	10,803
			113,178
Textiles, Apparel & Luxury Goods - 0.0%
Crocs, Inc.:
4.125% 8/15/31 (d)		2,820	2,757
4.25% 3/15/29 (d)		4,325	4,271
Kontoor Brands, Inc. 4.125% 11/15/29 (d)		2,420	2,420
			9,448
TOTAL CONSUMER DISCRETIONARY			669,266
CONSUMER STAPLES - 1.2%
Beverages - 0.0%
Triton Water Holdings, Inc. 6.25% 4/1/29 (d)		3,135	3,007
Food & Staples Retailing - 0.5%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.5% 3/15/29 (d)		5,285	5,295
4.625% 1/15/27 (d)		13,797	14,479
4.875% 2/15/30 (d)		23,423	25,290
C&S Group Enterprises LLC 5% 12/15/28 (d)		5,155	4,878
KeHE Distributors LLC / KeHE Finance Corp. 8.625% 10/15/26 (d)		4,698	5,027
Performance Food Group, Inc.:
4.25% 8/1/29 (d)		3,955	3,924
5.5% 10/15/27 (d)		5,345	5,579
SEG Holding LLC/SEG Finance Corp. 5.625% 10/15/28 (d)		6,735	7,055
United Natural Foods, Inc. 6.75% 10/15/28 (d)		4,680	5,011
			76,538
Food Products - 0.7%
Chobani LLC/Finance Corp., Inc. 4.625% 11/15/28 (d)		3,790	3,894
Del Monte Foods, Inc. 11.875% 5/15/25 (d)		3,895	4,341
JBS U.S.A. Food Co. 5.75% 1/15/28 (d)		6,485	6,761
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc. 6.75% 2/15/28 (d)		10,725	11,570
JBS U.S.A. Lux SA / JBS Food Co.:
5.5% 1/15/30 (d)		12,225	13,295
6.5% 4/15/29 (d)		17,835	19,619
Lamb Weston Holdings, Inc.:
4.125% 1/31/30 (d)		5,575	5,721
4.375% 1/31/32 (d)		2,790	2,877
Pilgrim's Pride Corp. 4.25% 4/15/31 (d)		10,220	10,731
Post Holdings, Inc.:
4.5% 9/15/31 (d)		12,110	12,019
4.625% 4/15/30 (d)		6,415	6,534
5.5% 12/15/29 (d)		11,940	12,545
5.75% 3/1/27 (d)		4,885	5,044
Simmons Foods, Inc. 4.625% 3/1/29 (d)		4,295	4,231
TreeHouse Foods, Inc. 4% 9/1/28		2,250	2,160
			121,342
Household Products - 0.0%
Diamond BC BV 4.625% 10/1/29 (d)		3,360	3,333
Spectrum Brands Holdings, Inc. 3.875% 3/15/31 (d)		4,310	4,256
			7,589
TOTAL CONSUMER STAPLES			208,476
ENERGY - 3.8%
Energy Equipment & Services - 0.2%
CGG SA 8.75% 4/1/27 (d)		5,895	5,821
Exterran Energy Solutions LP 8.125% 5/1/25		3,270	3,041
Nabors Industries Ltd.:
7.25% 1/15/26 (d)		6,565	6,073
7.5% 1/15/28 (d)		5,660	5,122
Nine Energy Service, Inc. 8.75% 11/1/23 (d)		3,620	1,683
NuStar Logistics LP 6% 6/1/26		7,285	7,904
Summit Midstream Holdings LLC:
5.75% 4/15/25		3,405	3,065
8.5% (d)(h)		4,185	4,360
			37,069
Oil, Gas & Consumable Fuels - 3.6%
Antero Midstream Partners LP/Antero Midstream Finance Corp.:
5.375% 6/15/29 (d)		4,305	4,542
5.75% 1/15/28 (d)		10,640	11,157
Callon Petroleum Co. 6.125% 10/1/24		2,855	2,812
Cheniere Energy Partners LP:
3.25% 1/31/32 (d)		4,200	4,242
4% 3/1/31		9,070	9,514
Cheniere Energy, Inc. 4.625% 10/15/28		13,395	14,249
Chesapeake Energy Corp.:
5.875% 2/1/29 (d)		3,115	3,332
7% 10/1/24 (c)(e)		3,985	0
8% 1/15/25 (c)(e)		1,955	0
8% 6/15/27 (c)(e)		1,240	0
Citgo Holding, Inc. 9.25% 8/1/24 (d)		16,430	16,512
Citgo Petroleum Corp.:
6.375% 6/15/26 (d)		4,665	4,735
7% 6/15/25 (d)		13,580	13,975
CNX Midstream Partners LP 4.75% 4/15/30 (d)		2,970	2,959
CNX Resources Corp. 6% 1/15/29 (d)		3,200	3,328
Colgate Energy Partners III LLC 5.875% 7/1/29 (d)		4,055	4,177
Comstock Resources, Inc.:
5.875% 1/15/30 (d)		11,860	12,157
6.75% 3/1/29 (d)		8,110	8,796
7.5% 5/15/25 (d)		2,246	2,316
CQP Holdco LP / BIP-V Chinook Holdco LLC 5.5% 6/15/31 (d)		7,140	7,452
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.625% 5/1/27 (d)		11,025	11,232
5.75% 4/1/25		2,960	3,027
6% 2/1/29 (d)		16,880	17,534
CrownRock LP/CrownRock Finance, Inc. 5% 5/1/29 (d)		2,450	2,542
CVR Energy, Inc.:
5.25% 2/15/25 (d)		9,740	9,399
5.75% 2/15/28 (d)		24,505	23,525
DCP Midstream Operating LP 5.85% 5/21/43 (d)(f)		10,780	10,457
DT Midstream, Inc.:
4.125% 6/15/29 (d)		4,285	4,387
4.375% 6/15/31 (d)		4,285	4,456
EG Global Finance PLC 8.5% 10/30/25 (d)		9,545	9,891
Endeavor Energy Resources LP/EER Finance, Inc.:
5.75% 1/30/28 (d)		10,149	10,818
6.625% 7/15/25 (d)		3,395	3,592
Energy Transfer LP 5.5% 6/1/27		12,065	13,756
EQT Corp. 3.9% 10/1/27		15,848	16,997
Hess Midstream Partners LP:
4.25% 2/15/30 (d)		4,590	4,556
5.125% 6/15/28 (d)		6,600	6,872
5.625% 2/15/26 (d)		9,140	9,414
Hilcorp Energy I LP/Hilcorp Finance Co. 6.25% 11/1/28 (d)		7,130	7,495
Holly Energy Partners LP/Holly Energy Finance Corp. 5% 2/1/28 (d)		4,350	4,334
MEG Energy Corp. 7.125% 2/1/27 (d)		6,490	6,911
Mesquite Energy, Inc. 7.25% 2/15/23 (c)(d)(e)		12,834	0
Murphy Oil U.S.A., Inc.:
4.75% 9/15/29		4,155	4,373
5.625% 5/1/27		3,665	3,812
New Fortress Energy, Inc.:
6.5% 9/30/26 (d)		10,330	10,253
6.75% 9/15/25 (d)		27,005	27,275
NGL Energy Partners LP/NGL Energy Finance Corp.:
6.125% 3/1/25		7,480	6,395
7.5% 4/15/26		9,630	8,258
NGPL PipeCo LLC 4.875% 8/15/27 (d)		1,800	2,003
Occidental Petroleum Corp.:
3.5% 8/15/29		3,820	3,924
4.4% 4/15/46		5,820	5,966
4.4% 8/15/49		14,725	14,909
4.625% 6/15/45		4,795	4,975
5.875% 9/1/25		6,775	7,469
6.2% 3/15/40		3,565	4,385
6.375% 9/1/28		6,775	8,044
6.45% 9/15/36		11,875	15,141
6.6% 3/15/46		9,520	12,352
6.625% 9/1/30		13,550	16,768
7.2% 3/15/29		2,440	2,879
7.5% 5/1/31		680	895
Parkland Corp.:
4.5% 10/1/29 (d)		4,420	4,423
4.625% 5/1/30 (d)		5,540	5,505
PBF Holding Co. LLC/PBF Finance Corp.:
6% 2/15/28		15,760	10,126
7.25% 6/15/25		13,580	9,676
9.25% 5/15/25 (d)		15,055	14,302
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23		6,110	5,942
PDC Energy, Inc. 6.125% 9/15/24		1,240	1,256
Renewable Energy Group, Inc. 5.875% 6/1/28 (d)		3,025	3,108
SM Energy Co.:
5.625% 6/1/25		4,400	4,433
6.625% 1/15/27		12,830	13,215
6.75% 9/15/26		3,175	3,262
Southwestern Energy Co.:
5.375% 3/15/30		5,630	6,032
6.45% 1/23/25 (f)		149	164
7.75% 10/1/27		7,830	8,447
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29		5,515	5,601
4.5% 4/30/30 (d)		5,550	5,688
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
6% 9/1/31 (d)		4,225	4,181
7.5% 10/1/25 (d)		5,035	5,450
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.875% 2/1/31		6,345	6,890
Teine Energy Ltd. 6.875% 4/15/29 (d)		4,420	4,486
Tennessee Gas Pipeline Co. 7.625% 4/1/37		2,585	3,674
Ultra Resources, Inc. 11% 7/12/24 pay-in-kind (c)(e)		6,493	325
Venture Global Calcasieu Pass LLC:
3.875% 8/15/29 (d)		3,525	3,657
4.125% 8/15/31 (d)		3,525	3,737
Vine Energy Holdings LLC 6.75% 4/15/29 (d)		4,415	4,790
			605,896
TOTAL ENERGY			642,965
FINANCIALS - 2.8%
Banks - 0.0%
Bank of America Corp. 0.583% 8/24/28 (Reg. S) (f)	EUR	2,890	3,282
Capital Markets - 0.3%
AssuredPartners, Inc.:
5.625% 1/15/29 (d)		3,905	3,798
7% 8/15/25 (d)		2,930	2,952
Broadstreet Partners, Inc. 5.875% 4/15/29 (d)		7,265	7,138
Coinbase Global, Inc.:
3.375% 10/1/28 (d)		4,200	3,922
3.625% 10/1/31 (d)		4,200	3,864
Hightower Holding LLC 6.75% 4/15/29 (d)		2,870	2,942
Jane Street Group LLC/JSG Finance, Inc. 4.5% 11/15/29 (d)		3,985	4,025
Lions Gate Capital Holdings LLC 5.5% 4/15/29 (d)		4,420	4,497
MSCI, Inc.:
3.25% 8/15/33 (d)		4,225	4,273
4% 11/15/29 (d)		3,780	3,950
			41,361
Consumer Finance - 1.5%
Ally Financial, Inc.:
8% 11/1/31		16,761	23,036
8% 11/1/31		53,672	75,976
Ford Motor Credit Co. LLC:
3.375% 11/13/25		15,970	16,592
3.625% 6/17/31		7,380	7,746
4% 11/13/30		25,360	27,282
5.113% 5/3/29		6,160	6,999
OneMain Finance Corp.:
4% 9/15/30		3,340	3,284
5.375% 11/15/29		5,560	6,045
6.625% 1/15/28		4,415	4,945
6.875% 3/15/25		30,605	34,048
7.125% 3/15/26		41,215	46,985
			252,938
Diversified Financial Services - 0.6%
Compass Group Diversified Holdings LLC 5% 1/15/32 (d)		2,765	2,834
Enviva Partners LP / Enviva Partners Finance Corp. 6.5% 1/15/26 (d)		6,600	6,815
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.375% 2/1/29		6,375	6,216
5.25% 5/15/27		23,175	23,754
6.25% 5/15/26		14,625	15,228
6.375% 12/15/25		18,820	19,149
6.75% 2/1/24		6,490	6,506
James Hardie International Finance Ltd. 5% 1/15/28 (d)		5,270	5,481
OEC Finance Ltd.:
4.375% 10/25/29 pay-in-kind (d)		4,033	129
5.25% 12/27/33 pay-in-kind (d)		3,798	114
7.125% 12/26/46 pay-in-kind (d)		1,975	61
Shift4 Payments LLC / Shift4 Payments Finance Sub, Inc. 4.625% 11/1/26 (d)		2,265	2,347
VMED O2 UK Financing I PLC 4.75% 7/15/31 (d)		9,930	10,054
			98,688
Insurance - 0.4%
Acrisure LLC / Acrisure Finance, Inc.:
6% 8/1/29 (d)		4,230	4,177
7% 11/15/25 (d)		20,290	20,275
10.125% 8/1/26 (d)		6,810	7,500
Alliant Holdings Intermediate LLC:
4.25% 10/15/27 (d)		6,740	6,740
5.875% 11/1/29 (d)		4,180	4,253
6.75% 10/15/27 (d)		10,080	10,458
AmWINS Group, Inc. 4.875% 6/30/29 (d)		4,105	4,146
HUB International Ltd.:
5.625% 12/1/29 (d)		6,030	6,212
7% 5/1/26 (d)		6,980	7,172
			70,933
Thrifts & Mortgage Finance - 0.0%
MGIC Investment Corp. 5.25% 8/15/28		4,725	4,961
TOTAL FINANCIALS			472,163
HEALTH CARE - 1.9%
Biotechnology - 0.0%
Grifols Escrow Issuer SA 4.75% 10/15/28 (d)		2,795	2,852
Health Care Equipment & Supplies - 0.1%
Avantor Funding, Inc. 3.875% 11/1/29 (d)		2,790	2,820
Hologic, Inc. 4.625% 2/1/28 (d)		2,505	2,630
Mozart Debt Merger Sub, Inc. 3.875% 4/1/29 (d)		8,400	8,370
			13,820
Health Care Providers & Services - 1.5%
180 Medical, Inc. 3.875% 10/15/29 (d)		2,995	3,032
AMN Healthcare 4.625% 10/1/27 (d)		1,695	1,757
Cano Health, Inc. 6.25% 10/1/28 (d)		1,865	1,865
Centene Corp.:
4.25% 12/15/27		6,820	7,110
4.625% 12/15/29		23,795	25,662
Community Health Systems, Inc.:
4.75% 2/15/31 (d)		8,770	8,847
5.625% 3/15/27 (d)		3,305	3,498
6% 1/15/29 (d)		4,940	5,267
6.125% 4/1/30 (d)		11,530	11,407
6.625% 2/15/25 (d)		7,415	7,675
8% 3/15/26 (d)		37,390	39,306
DaVita HealthCare Partners, Inc.:
3.75% 2/15/31 (d)		2,075	2,022
4.625% 6/1/30 (d)		15,850	16,226
HealthEquity, Inc. 4.5% 10/1/29 (d)		2,950	2,921
Horizon Pharma U.S.A., Inc. 5.5% 8/1/27 (d)		7,300	7,670
ModivCare Escrow Issuer, Inc. 5% 10/1/29 (d)		3,250	3,319
Molina Healthcare, Inc.:
3.875% 11/15/30 (d)		6,345	6,583
3.875% 5/15/32 (d)		5,560	5,595
4.375% 6/15/28 (d)		4,690	4,831
Option Care Health, Inc. 4.375% 10/31/29 (d)		3,060	3,068
Radiology Partners, Inc. 9.25% 2/1/28 (d)		11,755	12,344
RP Escrow Issuer LLC 5.25% 12/15/25 (d)		6,200	6,254
Tenet Healthcare Corp.:
4.625% 7/15/24		1,500	1,519
4.625% 9/1/24 (d)		7,305	7,469
4.875% 1/1/26(d)		18,260	18,755
5.125% 11/1/27 (d)		10,955	11,407
6.125% 10/1/28 (d)		11,515	12,162
6.25% 2/1/27 (d)		20,050	20,752
Vizient, Inc. 6.25% 5/15/27 (d)		1,690	1,764
			260,087
Health Care Technology - 0.0%
IQVIA, Inc. 5% 5/15/27 (d)		5,660	5,860
Life Sciences Tools & Services - 0.1%
Charles River Laboratories International, Inc.:
3.75% 3/15/29 (d)		4,745	4,792
4% 3/15/31 (d)		6,035	6,184
4.25% 5/1/28 (d)		2,045	2,127
Syneos Health, Inc. 3.625% 1/15/29 (d)		5,025	4,962
			18,065
Pharmaceuticals - 0.2%
Catalent Pharma Solutions:
3.5% 4/1/30 (d)		2,800	2,774
5% 7/15/27 (d)		2,295	2,385
Organon & Co. / Organon Foreign Debt Co-Issuer BV:
4.125% 4/30/28 (d)		10,200	10,366
5.125% 4/30/31 (d)		8,890	9,287
Teva Pharmaceutical Finance Netherlands III BV:
4.75% 5/9/27		2,775	2,747
5.125% 5/9/29		2,775	2,720
			30,279
TOTAL HEALTH CARE			330,963
INDUSTRIALS - 3.5%
Aerospace & Defense - 1.3%
Bombardier, Inc.:
6% 2/15/28 (d)		2,815	2,824
7.125% 6/15/26 (d)		5,695	5,908
7.5% 12/1/24 (d)		5,505	5,736
7.5% 3/15/25 (d)		9,175	9,347
7.875% 4/15/27 (d)		28,965	30,015
BWX Technologies, Inc. 4.125% 6/30/28 (d)		6,400	6,496
Moog, Inc. 4.25% 12/15/27 (d)		2,025	2,040
Rolls-Royce PLC 5.75% 10/15/27 (d)		6,560	7,255
Spirit Aerosystems, Inc. 7.5% 4/15/25 (d)		9,205	9,654
TransDigm UK Holdings PLC 6.875% 5/15/26		21,085	22,034
TransDigm, Inc.:
4.625% 1/15/29		9,290	9,259
5.5% 11/15/27		68,140	70,014
6.25% 3/15/26 (d)		11,120	11,558
6.375% 6/15/26		20,230	20,786
7.5% 3/15/27		11,028	11,524
			224,450
Air Freight & Logistics - 0.0%
Cargo Aircraft Management, Inc. 4.75% 2/1/28 (d)		3,960	4,034
Airlines - 0.4%
Air Canada 3.875% 8/15/26 (d)		4,230	4,315
Delta Air Lines, Inc. 7% 5/1/25 (d)		1,671	1,911
Hawaiian Airlines pass-thru certificates Series 2013-1 Class B, 4.95% 7/15/23		1,760	1,761
Mileage Plus Holdings LLC 6.5% 6/20/27 (d)		20,660	22,055
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd. 8% 9/20/25 (d)		4,670	5,157
United Airlines, Inc.:
4.375% 4/15/26 (d)		14,560	15,182
4.625% 4/15/29 (d)		8,725	8,998
			59,379
Building Products - 0.1%
Advanced Drain Systems, Inc. 5% 9/30/27 (d)		1,400	1,447
CP Atlas Buyer, Inc. 7% 12/1/28 (d)		3,280	3,264
Shea Homes Ltd. Partnership/Corp. 4.75% 4/1/29 (d)		4,830	4,922
Victors Merger Corp. 6.375% 5/15/29 (d)		5,760	5,414
			15,047
Commercial Services & Supplies - 0.6%
Allied Universal Holdco LLC / Allied Universal Finance Corp. 6% 6/1/29 (d)		8,235	8,009
Atlas Luxco 4 SARL / Allied Universal Holdco LLC / Allied Universal Finance Corp.:
4.625% 6/1/28 (d)		10,374	10,368
4.625% 6/1/28 (d)		6,871	6,744
CoreCivic, Inc. 8.25% 4/15/26		14,975	15,649
Covanta Holding Corp.:
5% 9/1/30		6,775	6,911
6% 1/1/27		7,080	7,310
GFL Environmental, Inc.:
4% 8/1/28 (d)		4,200	4,116
4.75% 6/15/29 (d)		5,705	5,755
IAA, Inc. 5.5% 6/15/27 (d)		2,830	2,933
KAR Auction Services, Inc. 5.125% 6/1/25 (d)		6,210	6,303
Madison IAQ LLC:
4.125% 6/30/28 (d)		5,345	5,358
5.875% 6/30/29 (d)		4,265	4,265
Nielsen Finance LLC/Nielsen Finance Co.:
4.5% 7/15/29 (d)		2,855	2,809
4.75% 7/15/31 (d)		2,870	2,834
Pitney Bowes, Inc.:
6.875% 3/15/27 (d)		2,960	3,074
7.25% 3/15/29 (d)		2,960	3,041
The Brink's Co. 4.625% 10/15/27 (d)		7,200	7,416
			102,895
Construction & Engineering - 0.2%
AECOM 5.125% 3/15/27		7,490	8,159
Arcosa, Inc. 4.375% 4/15/29 (d)		4,130	4,187
Pike Corp. 5.5% 9/1/28 (d)		5,315	5,327
SRS Distribution, Inc.:
4.625% 7/1/28 (d)		5,520	5,541
6% 12/1/29 (d)		5,105	5,131
6.125% 7/1/29 (d)		3,035	3,093
			31,438
Electrical Equipment - 0.0%
Sensata Technologies BV 4% 4/15/29 (d)		5,910	6,036
Machinery - 0.1%
ATS Automation Tooling System, Inc. 4.125% 12/15/28 (d)		4,630	4,665
Stevens Holding Co., Inc. 6.125% 10/1/26 (d)		1,880	2,005
			6,670
Marine - 0.0%
Seaspan Corp. 5.5% 8/1/29 (d)		4,240	4,282
Professional Services - 0.1%
ASGN, Inc. 4.625% 5/15/28 (d)		5,670	5,870
Booz Allen Hamilton, Inc.:
3.875% 9/1/28 (d)		6,270	6,380
4% 7/1/29 (d)		2,820	2,913
TriNet Group, Inc. 3.5% 3/1/29 (d)		4,545	4,528
			19,691
Road & Rail - 0.6%
Hertz Corp.:
4.625% 12/1/26 (d)		2,350	2,365
5% 12/1/29 (d)		4,560	4,564
5.5% 10/15/24 (c)(d)(e)		6,540	8
6% 1/15/28 (c)(d)(e)		5,785	318
6.25% 10/15/22 (c)(e)		6,775	8
7.125% 8/1/26 (c)(d)(e)		6,315	347
Uber Technologies, Inc.:
4.5% 8/15/29 (d)		12,675	12,907
6.25% 1/15/28 (d)		5,520	5,926
7.5% 9/15/27 (d)		31,625	34,417
8% 11/1/26 (d)		29,170	31,066
XPO Logistics, Inc. 6.25% 5/1/25 (d)		11,590	12,126
			104,052
Trading Companies & Distributors - 0.1%
Foundation Building Materials, Inc. 6% 3/1/29 (d)		3,110	3,056
H&E Equipment Services, Inc. 3.875% 12/15/28 (d)		10,040	9,965
			13,021
Transportation Infrastructure - 0.0%
First Student Bidco, Inc./First Transit Parent, Inc. 4% 7/31/29 (d)		4,235	4,116
TOTAL INDUSTRIALS			595,111
INFORMATION TECHNOLOGY - 1.1%
Electronic Equipment & Components - 0.1%
II-VI, Inc. 5% 12/15/29 (d)		4,370	4,463
TTM Technologies, Inc. 4% 3/1/29 (d)		4,540	4,512
			8,975
IT Services - 0.3%
Acuris Finance U.S. 5% 5/1/28 (d)		4,315	4,293
Block, Inc. 3.5% 6/1/31 (d)		5,745	5,889
CA Magnum Holdings 5.375% (d)(h)		2,230	2,305
Camelot Finance SA 4.5% 11/1/26 (d)		6,365	6,588
Gartner, Inc.:
3.625% 6/15/29 (d)		4,040	4,085
3.75% 10/1/30 (d)		6,920	7,075
Go Daddy Operating Co. LLC / GD Finance Co., Inc.:
3.5% 3/1/29 (d)		6,060	6,014
5.25% 12/1/27 (d)		5,665	5,856
Iron Mountain Information Management Services, Inc. 5% 7/15/32 (d)		4,190	4,288
Rackspace Hosting, Inc. 5.375% 12/1/28 (d)		3,845	3,749
Unisys Corp. 6.875% 11/1/27 (d)		3,685	3,989
			54,131
Semiconductors & Semiconductor Equipment - 0.1%
onsemi 3.875% 9/1/28 (d)		6,765	6,934
Synaptics, Inc. 4% 6/15/29 (d)		3,500	3,553
			10,487
Software - 0.6%
Black Knight InfoServ LLC 3.625% 9/1/28 (d)		6,975	6,966
Clarivate Science Holdings Corp.:
3.875% 7/1/28 (d)		5,025	5,050
4.875% 7/1/29 (d)		4,755	4,822
Elastic NV 4.125% 7/15/29 (d)		8,005	7,920
Fair Isaac Corp. 4% 6/15/28 (d)		6,420	6,599
ION Trading Technologies Ltd. 5.75% 5/15/28 (d)		5,780	5,953
MicroStrategy, Inc. 6.125% 6/15/28 (d)		5,200	5,213
NCR Corp.:
5% 10/1/28 (d)		3,385	3,487
5.25% 10/1/30 (d)		13,370	13,738
5.75% 9/1/27 (d)		5,480	5,727
6.125% 9/1/29 (d)		5,480	5,856
NortonLifeLock, Inc. 5% 4/15/25 (d)		6,360	6,408
Open Text Corp.:
3.875% 2/15/28 (d)		3,220	3,282
3.875% 12/1/29 (d)		3,045	3,083
Open Text Holdings, Inc.:
4.125% 2/15/30 (d)		3,220	3,317
4.125% 12/1/31 (d)		2,490	2,515
PTC, Inc.:
3.625% 2/15/25 (d)		3,755	3,807
4% 2/15/28 (d)		3,715	3,780
Veritas U.S., Inc./Veritas Bermuda Ltd. 7.5% 9/1/25 (d)		11,835	12,249
			109,772
TOTAL INFORMATION TECHNOLOGY			183,365
MATERIALS - 1.9%
Chemicals - 0.6%
Gpd Companies, Inc. 10.125% 4/1/26 (d)		8,860	9,439
Ingevity Corp. 3.875% 11/1/28 (d)		6,715	6,539
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc. 5% 12/31/26 (d)		2,100	2,074
LSB Industries, Inc. 6.25% 10/15/28 (d)		6,903	7,179
Olympus Water U.S. Holding Corp. 4.25% 10/1/28 (d)		5,600	5,569
SCIH Salt Holdings, Inc. 4.875% 5/1/28 (d)		3,770	3,619
SCIL IV LLC / SCIL U.S.A. Holdings LLC 5.375% 11/1/26 (d)		6,435	6,604
The Chemours Co. LLC:
5.375% 5/15/27		18,470	19,763
5.75% 11/15/28 (d)		10,075	10,542
The Scotts Miracle-Gro Co. 4% 4/1/31 (d)		5,930	5,856
Tronox, Inc. 6.5% 5/1/25 (d)		5,410	5,718
Valvoline, Inc. 4.25% 2/15/30 (d)		4,680	4,775
W.R. Grace Holding LLC 5.625% 8/15/29 (d)		6,975	7,141
			94,818
Construction Materials - 0.0%
Summit Materials LLC/Summit Materials Finance Corp. 5.25% 1/15/29 (d)		6,525	6,834
Containers & Packaging - 0.4%
ARD Finance SA 6.5% 6/30/27 pay-in-kind (d)(f)		6,625	6,824
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC:
3.25% 9/1/28 (d)		3,025	2,991
4% 9/1/29 (d)		6,050	5,983
Cascades, Inc.:
5.125% 1/15/26 (d)		3,310	3,442
5.375% 1/15/28 (d)		3,310	3,396
Crown Cork & Seal, Inc.:
7.375% 12/15/26		16,535	19,945
7.5% 12/15/96		7,695	9,359
Graham Packaging Co., Inc. 7.125% 8/15/28 (d)		3,720	3,850
Graphic Packaging International, Inc. 3.75% 2/1/30 (d)		3,585	3,623
Intelligent Packaging Ltd. Finco, Inc. 6% 9/15/28 (d)		2,570	2,641
Intertape Polymer Group, Inc. 4.375% 6/15/29 (d)		4,310	4,310
Trivium Packaging Finance BV 5.5% 8/15/26 (d)		4,195	4,363
			70,727
Metals & Mining - 0.8%
Alcoa Nederland Holding BV:
4.125% 3/31/29 (d)		7,735	7,967
6.125% 5/15/28 (d)		2,110	2,271
Algoma Steel SCA 0% 12/31/23 (c)		1,518	0
Allegheny Technologies, Inc.:
4.875% 10/1/29		2,795	2,798
5.125% 10/1/31		2,480	2,499
Arconic Corp.:
6% 5/15/25 (d)		4,090	4,274
6.125% 2/15/28 (d)		9,123	9,709
Cleveland-Cliffs, Inc.:
4.625% 3/1/29 (d)		4,615	4,707
4.875% 3/1/31 (d)		4,615	4,794
5.875% 6/1/27		11,010	11,464
Compass Minerals International, Inc. 6.75% 12/1/27 (d)		9,315	9,863
Eldorado Gold Corp. 6.25% 9/1/29 (d)		4,225	4,280
First Quantum Minerals Ltd.:
6.5% 3/1/24 (d)		6,560	6,654
6.875% 3/1/26 (d)		14,330	14,832
7.5% 4/1/25 (d)		12,105	12,461
FMG Resources (August 2006) Pty Ltd.:
4.375% 4/1/31 (d)		4,420	4,641
4.5% 9/15/27 (d)		5,450	5,804
HudBay Minerals, Inc. 4.5% 4/1/26 (d)		3,600	3,600
Infrabuild Australia Pty Ltd. 12% 10/1/24 (d)		6,320	6,510
Kaiser Aluminum Corp. 4.625% 3/1/28 (d)		6,615	6,681
Mineral Resources Ltd. 8.125% 5/1/27 (d)		11,025	11,887
Murray Energy Corp.:
11.25% 4/15/21 (c)(d)(e)		5,925	0
12% 4/15/24 pay-in-kind (c)(d)(e)(f)		6,364	0
Roller Bearing Co. of America, Inc. 4.375% 10/15/29 (d)		2,015	2,055
			139,751
Paper & Forest Products - 0.1%
Glatfelter Corp. 4.75% 11/15/29 (d)		4,190	4,321
LABL, Inc. 5.875% 11/1/28 (d)		6,750	6,957
			11,278
TOTAL MATERIALS			323,408
REAL ESTATE - 1.3%
Equity Real Estate Investment Trusts (REITs) - 1.0%
Iron Mountain, Inc.:
4.875% 9/15/29 (d)		14,590	15,100
5% 7/15/28 (d)		6,370	6,545
5.25% 7/15/30 (d)		5,915	6,233
5.625% 7/15/32 (d)		5,915	6,330
MGM Growth Properties Operating Partnership LP 3.875% 2/15/29 (d)		6,695	7,030
MPT Operating Partnership LP/MPT Finance Corp.:
3.5% 3/15/31		6,700	6,775
4.625% 8/1/29		10,950	11,552
5% 10/15/27		15,435	16,149
SBA Communications Corp. 3.875% 2/15/27		9,720	10,012
The GEO Group, Inc.:
5.125% 4/1/23		7,555	7,196
5.875% 10/15/24		8,575	7,546
6% 4/15/26		5,755	4,643
Uniti Group LP / Uniti Group Finance, Inc.:
4.75% 4/15/28 (d)		9,350	9,273
6.5% 2/15/29 (d)		19,535	19,468
Uniti Group, Inc.:
6% 1/15/30 (d)		6,990	6,727
7.875% 2/15/25 (d)		9,940	10,375
VICI Properties, Inc.:
4.25% 12/1/26 (d)		12,650	13,175
4.625% 12/1/29 (d)		7,220	7,684
			171,813
Real Estate Management & Development - 0.3%
DTZ U.S. Borrower LLC 6.75% 5/15/28 (d)		6,575	7,035
Realogy Group LLC/Realogy Co-Issuer Corp.:
5.75% 1/15/29 (d)		8,505	8,718
7.625% 6/15/25 (d)		20,305	21,523
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.125% 8/1/30 (d)		6,480	7,128
5.875% 6/15/27 (d)		5,610	6,283
Weekley Homes LLC/Weekley Finance Corp. 4.875% 9/15/28 (d)		3,045	3,136
			53,823
TOTAL REAL ESTATE			225,636
UTILITIES - 1.5%
Electric Utilities - 1.3%
Clearway Energy Operating LLC:
3.75% 1/15/32 (d)		2,795	2,774
4.75% 3/15/28 (d)		4,055	4,263
NRG Energy, Inc.:
3.375% 2/15/29 (d)		3,080	3,018
3.625% 2/15/31 (d)		6,110	5,957
3.875% 2/15/32 (d)		7,040	6,899
5.75% 1/15/28		20,240	21,396
Pacific Gas & Electric Co.:
3.75% 8/15/42		6,290	5,853
3.95% 12/1/47		13,510	13,013
4% 12/1/46		14,690	14,256
4.25% 3/15/46		1,475	1,472
4.3% 3/15/45		3,690	3,731
4.55% 7/1/30		49,355	53,362
PG&E Corp.:
5% 7/1/28		13,615	14,321
5.25% 7/1/30		5,150	5,401
Vistra Operations Co. LLC:
4.375% 5/1/29 (d)		11,110	11,128
5% 7/31/27 (d)		13,800	14,322
5.5% 9/1/26 (d)		9,975	10,301
5.625% 2/15/27 (d)		17,455	17,979
			209,446
Gas Utilities - 0.2%
Southern Natural Gas Co. LLC:
7.35% 2/15/31		14,890	19,494
8% 3/1/32		9,400	13,072
Suburban Propane Partners LP/Suburban Energy Finance Corp. 5% 6/1/31 (d)		5,750	5,815
			38,381
Independent Power and Renewable Electricity Producers - 0.0%
Atlantica Sustainable Infrastructure PLC 4.125% 6/15/28 (d)		3,735	3,763
TOTAL UTILITIES			251,590

TOTAL NONCONVERTIBLE BONDS			4,782,767

TOTAL CORPORATE BONDS
(Cost $4,561,481)			4,795,246

U.S. Government and Government Agency Obligations - 21.6%
U.S. Government Agency Obligations - 0.0%
Fannie Mae 0.625% 4/22/25		2,128	2,099
Tennessee Valley Authority:
5.25% 9/15/39		$2,106	$3,038
5.375% 4/1/56		3,503	5,783

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			10,920

U.S. Treasury Obligations - 21.5%
U.S. Treasury Bills, yield at date of purchase 0.05% to 0.05% 1/13/22 to 2/10/22 (i)		6,340	6,340
U.S. Treasury Bonds:
1.875% 11/15/51		1,600	1,587
2% 11/15/41		55,859	56,496
2% 8/15/51		183,744	187,304
2.375% 5/15/51		51,494	56,877
2.5% 2/15/45 (i)(j)		216,056	237,603
3% 5/15/45		20,100	24,041
3% 2/15/49		145,860	179,328
4.75% 2/15/37 (i)		74,200	105,248
5.25% 2/15/29		5,406	6,809
6.125% 8/15/29		3,663	4,914
U.S. Treasury Notes:
0.125% 5/31/22		59,623	59,614
0.125% 6/30/22		46,344	46,326
0.125% 8/31/22		82,000	81,930
0.125% 11/30/22		35,000	34,921
0.125% 12/31/22		33,500	33,397
0.125% 2/28/23		89,000	88,635
0.125% 3/31/23		30,000	29,862
0.125% 5/31/23		38,200	37,963
0.125% 6/30/23		34,600	34,366
0.125% 8/15/23		2,411	2,391
0.125% 10/15/23		2,852	2,823
0.25% 5/15/24		470	464
0.25% 7/31/25		35,866	34,790
0.25% 9/30/25		26,037	25,213
0.25% 10/31/25		17,600	17,011
0.375% 3/31/22		92,800	92,863
0.375% 10/31/23 (k)		20,700	20,578
0.375% 4/30/25		82,771	80,935
0.375% 12/31/25		167,057	161,928
0.375% 1/31/26		13,900	13,447
0.5% 11/30/23 (k)		129,700	129,203
0.625% 7/31/26		24,000	23,337
0.75% 3/31/26		46,052	45,178
0.75% 8/31/26		29,200	28,546
0.875% 9/30/26		202,400	198,787
1% 7/31/28		49,141	47,841
1.125% 10/31/26		17,300	17,185
1.125% 8/31/28		544,919	534,359
1.25% 12/31/26		52,353	52,296
1.25% 9/30/28		38,280	37,830
1.375% 8/31/23		11,000	11,130
1.375% 10/31/28		8,911	8,875
1.375% 12/31/28		6,287	6,259
1.375% 11/15/31 (k)		92,928	91,752
1.5% 10/31/24		480	488
1.5% 1/31/27		34,389	34,769
1.5% 11/30/28		6,930	6,957
1.625% 11/15/22		14,901	15,060
1.625% 5/31/23		19,717	20,014
1.625% 9/30/26		3,093	3,146
1.875% 7/31/22		43,433	43,840
2.125% 3/31/24		56,643	58,298
2.125% 7/31/24		118,408	122,168
2.125% 5/15/25		12,033	12,456
2.25% 4/30/24		24,428	25,227
2.25% 3/31/26		34,717	36,202
2.5% 1/15/22		136,816	136,925
2.5% 2/28/26		38,997	41,049
2.625% 12/31/23		56,283	58,378
2.75% 6/30/25		197	208
3.125% 11/15/28		31,330	34,824

TOTAL U.S. TREASURY OBLIGATIONS			3,648,591

Other Government Related - 0.1%
Private Export Funding Corp. Secured 1.75% 11/15/24		11,520	11,730
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $3,584,460)			3,671,241

U.S. Government Agency - Mortgage Securities - 1.7%
Fannie Mae - 0.3%
2% 12/1/51		13,467	13,496
2.5% 9/1/51 to 12/1/51		20,307	20,863
3% 11/1/34		10,517	11,046

TOTAL FANNIE MAE			45,405

Freddie Mac - 0.1%
2% 11/1/51		6,775	6,778
2.5% 12/1/51		5,702	5,847
3% 9/1/34		4,666	4,908

TOTAL FREDDIE MAC			17,533

Ginnie Mae - 1.1%
3.5% 11/20/50		5,283	5,497
3.5% 1/1/52 (l)		7,200	7,498
3.5% 1/1/52 (l)		16,000	16,663
3.5% 1/1/52 (l)		15,650	16,298
3.5% 1/1/52 (l)		15,700	16,350
3.5% 1/1/52 (l)		19,900	20,724
3.5% 1/1/52 (l)		8,500	8,852
3.5% 1/1/52 (l)		7,800	8,123
3.5% 1/1/52 (l)		16,750	17,444
3.5% 1/1/52 (l)		21,050	21,922
3.5% 1/1/52 (l)		11,400	11,872
3.5% 1/1/52 (l)		4,600	4,791
3.5% 1/1/52 (l)		10,550	10,987
3.5% 1/1/52 (l)		11,400	11,872
3.5% 1/1/52 (l)		4,550	4,739

TOTAL GINNIE MAE			183,632

Uniform Mortgage Backed Securities - 0.2%
2.5% 1/1/52 (l)		3,300	3,370
2.5% 1/1/52 (l)		2,100	2,144
2.5% 1/1/52 (l)		2,650	2,706
2.5% 1/1/52 (l)		3,300	3,370
2.5% 1/1/52 (l)		2,100	2,144
2.5% 1/1/52 (l)		2,650	2,706
3.5% 1/1/52 (l)		7,200	7,583
3.5% 1/1/52 (l)		7,200	7,583

TOTAL UNIFORM MORTGAGE BACKED SECURITIES			31,606

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $278,710)			278,176

Commercial Mortgage Securities - 1.4%
Freddie Mac:
floater:
Series 2021-F108 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.250% 0.3% 2/25/31 (f)(g)		19,100	19,068
Series 2021-F109 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.240% 0.29% 3/25/31 (f)(g)		37,800	37,832
Series 2021-F110 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.240% 0.29% 3/25/31 (f)(g)		18,900	18,870
Series 2021-F111 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.240% 0.29% 3/25/31 (f)(g)		13,699	13,686
Series 2021-F112 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.230% 0.28% 4/25/31 (f)(g)		15,800	15,746
Series 2021-F113 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.230% 0.28% 5/25/28 (f)(g)		15,924	15,924
Series 2021-F114 Class A/S, 0.27% 5/25/31 (f)		6,200	6,195
Series 2021-F119 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.210% 0.26% 7/25/31 (f)(g)		35,922	35,890
Series 2021-F120 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.210% 0.25% 8/25/31 (f)(g)		33,884	33,843
Series 2021-F121 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.180% 0.23% 8/25/28 (f)(g)		24,766	24,718
sequential payer:
Series 2021-K135 Class A2, 2.154% 10/25/31		14,000	14,419
Series 2021-K136 Class A2, 2.127% 11/25/31		5,000	5,142
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $241,628)			241,333

Foreign Government and Government Agency Obligations - 8.7%
Australian Commonwealth 1.75% 6/21/51 (Reg. S)	AUD	25,000	15,769
Canadian Government:
1.5% 6/1/31	CAD	33,000	26,258
2% 12/1/51	CAD	13,000	11,046
Dutch Government 0% 7/15/31 (Reg. S) (d)	EUR	3,080	3,519
German Federal Republic:
0% 12/15/22 (Reg. S)	EUR	72,160	82,655
0% 10/9/26 (Reg. S)	EUR	200,000	232,738
0% 2/15/31 (Reg. S)	EUR	318,350	369,832
0% 8/15/31	EUR	292,280	338,747
Israeli State (guaranteed by U.S. Government through Agency for International Development):
5.5% 9/18/23		54,954	59,394
5.5% 12/4/23		19,812	21,582
Japan Government:
0.1% 12/20/30	JPY	8,544,650	74,821
0.4% 3/20/56	JPY	4,039,750	31,834
United Kingdom, Great Britain and Northern Ireland 0.375% 10/22/26 (Reg. S)	GBP	155,900	206,614
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,498,476)			1,474,809
		Shares	Value (000s)

Common Stocks - 5.4%
COMMUNICATION SERVICES - 0.4%
Entertainment - 0.0%
New Cotai LLC/New Cotai Capital Corp. (b)(c)(m)		2,242,893	3,162
Interactive Media & Services - 0.3%
Alphabet, Inc. Class A (m)		5,100	14,775
Meta Platforms, Inc. Class A (m)		77,900	26,202
			40,977
Media - 0.1%
iHeartMedia, Inc. (m)		26	1
Nexstar Broadcasting Group, Inc. Class A		115,000	17,363
			17,364
Wireless Telecommunication Services - 0.0%
T-Mobile U.S., Inc. (m)		55,300	6,414

TOTAL COMMUNICATION SERVICES			67,917

CONSUMER DISCRETIONARY - 0.6%
Auto Components - 0.0%
Exide Technologies (c)(m)		280	182
Exide Technologies (c)(m)		7,093	7
Exide Technologies (c)(m)		418,807	0
UC Holdings, Inc. (c)(m)		560,355	3,256
			3,445
Hotels, Restaurants & Leisure - 0.3%
Boyd Gaming Corp. (m)		229,500	15,048
Caesars Entertainment, Inc. (m)		290,400	27,161
Penn National Gaming, Inc. (m)		120,506	6,248
Studio City International Holdings Ltd. ADR (m)		133,400	711
			49,168
Household Durables - 0.2%
Tempur Sealy International, Inc.		555,048	26,104
Internet & Direct Marketing Retail - 0.0%
Amazon.com, Inc. (m)		1,000	3,334
Specialty Retail - 0.1%
Lowe's Companies, Inc.		72,800	18,817
Williams-Sonoma, Inc.		38,700	6,545
			25,362

TOTAL CONSUMER DISCRETIONARY			107,413

CONSUMER STAPLES - 0.3%
Food & Staples Retailing - 0.1%
Southeastern Grocers, Inc. (b)(c)(m)		584,047	13,667
Food Products - 0.2%
Darling Ingredients, Inc. (m)		202,700	14,045
JBS SA		3,785,700	25,793
Reddy Ice Holdings, Inc. (c)(m)		133,255	7
			39,845

TOTAL CONSUMER STAPLES			53,512

ENERGY - 1.2%
Energy Equipment & Services - 0.1%
Diamond Offshore Drilling, Inc. (c)(m)		66,694	341
Forbes Energy Services Ltd. (c)(m)		135,187	0
Jonah Energy Parent LLC (c)		183,159	11,768
Superior Energy Services, Inc. Class A (c)		66,115	1,693
			13,802
Oil, Gas & Consumable Fuels - 1.1%
California Resources Corp.		1,250,249	53,398
California Resources Corp. warrants 10/27/24 (m)		34,633	429
Chaparral Energy, Inc.:
Series A warrants 10/1/24 (c)(m)		289	0
Series B warrants 10/1/25 (c)(m)		289	0
Cheniere Energy, Inc.		89,200	9,047
Chesapeake Energy Corp.		462,169	29,819
Chesapeake Energy Corp. (b)		15,902	1,026
Chesapeake Energy Corp.:
Series A warrants 2/9/26 (m)		70,147	2,803
Series B warrants 2/9/26 (m)		77,942	2,799
Series C warrants 2/9/26 (m)		50,150	1,624
Civitas Resources, Inc.		36,312	1,778
Denbury, Inc. (m)		128,735	9,860
Denbury, Inc. warrants 9/18/25 (m)		288,114	13,109
EP Energy Corp. (c)(m)		611,545	53,626
Mesquite Energy, Inc. (c)(m)		185,122	6,661
Unit Corp. (m)		28,630	925
			186,904

TOTAL ENERGY			200,706

FINANCIALS - 0.2%
Capital Markets - 0.0%
Penson Worldwide, Inc. Class A (c)(m)		7,403,098	0
Consumer Finance - 0.1%
OneMain Holdings, Inc.		302,400	15,132
Diversified Financial Services - 0.0%
Axis Energy Services, LLC Class A (c)		8,127	3
Insurance - 0.1%
Arthur J. Gallagher & Co.		67,600	11,470

TOTAL FINANCIALS			26,605

HEALTH CARE - 0.7%
Biotechnology - 0.0%
Regeneron Pharmaceuticals, Inc. (m)		900	568
Health Care Providers & Services - 0.4%
HCA Holdings, Inc.		84,900	21,813
Humana, Inc.		31,400	14,565
UnitedHealth Group, Inc.		43,000	21,592
			57,970
Life Sciences Tools & Services - 0.3%
Charles River Laboratories International, Inc. (m)		17,600	6,631
IQVIA Holdings, Inc. (m)		73,200	20,653
Thermo Fisher Scientific, Inc.		32,800	21,885
			49,169

TOTAL HEALTH CARE			107,707

INDUSTRIALS - 0.4%
Air Freight & Logistics - 0.1%
GXO Logistics, Inc. (m)		83,900	7,621
Airlines - 0.0%
Air Canada (m)		182,000	3,040
Building Products - 0.1%
Builders FirstSource, Inc. (m)		134,500	11,528
Carrier Global Corp.		183,000	9,926
			21,454
Electrical Equipment - 0.0%
Array Technologies, Inc. (m)		500	8
Machinery - 0.0%
Allison Transmission Holdings, Inc.		122,400	4,449
Professional Services - 0.1%
ASGN, Inc. (m)		84,800	10,464
Road & Rail - 0.0%
XPO Logistics, Inc. (m)		83,900	6,496
Trading Companies & Distributors - 0.1%
Penhall Acquisition Co.:
Class A (c)(m)		11,553	1,598
Class B (c)(m)		3,850	532
United Rentals, Inc. (m)		33,870	11,255
			13,385
Transportation Infrastructure - 0.0%
Tricer Holdco SCA:
Class A1 (b)(c)(m)		403,760	0
Class A2 (b)(c)(m)		403,760	0
Class A3 (b)(c)(m)		403,760	0
Class A4 (b)(c)(m)		403,760	0
Class A5 (b)(c)(m)		403,760	0
Class A6 (b)(c)(m)		403,760	0
Class A7 (b)(c)(m)		403,760	0
Class A8 (b)(c)(m)		403,760	0
Class A9 (b)(c)(m)		403,760	0
			0

TOTAL INDUSTRIALS			66,917

INFORMATION TECHNOLOGY - 1.1%
Electronic Equipment & Components - 0.1%
CDW Corp.		51,000	10,444
Zebra Technologies Corp. Class A (m)		28,000	16,666
			27,110
IT Services - 0.2%
Global Payments, Inc.		102,700	13,883
GTT Communications, Inc. rights (c)(m)		285,630	286
MasterCard, Inc. Class A		19,500	7,007
PayPal Holdings, Inc. (m)		27,300	5,148
Visa, Inc. Class A		29,900	6,480
			32,804
Semiconductors & Semiconductor Equipment - 0.3%
Lam Research Corp.		32,400	23,300
Microchip Technology, Inc.		127,400	11,091
onsemi (m)		201,800	13,706
			48,097
Software - 0.5%
Adobe, Inc. (m)		37,000	20,981
Microsoft Corp.		73,900	24,854
Palo Alto Networks, Inc. (m)		36,000	20,043
SS&C Technologies Holdings, Inc.		162,539	13,325
			79,203

TOTAL INFORMATION TECHNOLOGY			187,214

MATERIALS - 0.4%
Chemicals - 0.2%
CF Industries Holdings, Inc.		225,700	15,975
The Chemours Co. LLC		403,410	13,538
			29,513
Containers & Packaging - 0.1%
Berry Global Group, Inc. (m)		207,500	15,309
WestRock Co.		234,700	10,411
			25,720
Metals & Mining - 0.1%
Algoma Steel GP		326,161	3,173
Algoma Steel SCA (c)(m)		151,792	0
Elah Holdings, Inc. (m)		517	45
First Quantum Minerals Ltd.		595,000	14,238
			17,456

TOTAL MATERIALS			72,689

UTILITIES - 0.1%
Electric Utilities - 0.1%
NRG Energy, Inc.		275,800	11,881
PG&E Corp. (m)		756,168	9,180
Portland General Electric Co.		13,962	739
			21,800
TOTAL COMMON STOCKS
(Cost $486,495)			912,480

Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Auto Components - 0.0%
Exide Technologies (c)(m)		624	581
INDUSTRIALS - 0.0%
Transportation Infrastructure - 0.0%
Tricer Holdco SCA (b)(c)(m)		193,792,711	65
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $7,489)			646
		Principal Amount (000s)(a)	Value (000s)

Bank Loan Obligations - 1.3%
COMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Connect U.S. Finco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 12/12/26 (f)(g)(n)		5,369	5,366
Frontier Communications Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 10/8/27 (f)(g)(n)		2,684	2,679
Securus Technologies Holdings Tranche B, term loan 3 month U.S. LIBOR + 4.500% 5.5% 11/1/24 (f)(g)(n)		4,225	4,103
Zayo Group Holdings, Inc. 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.1043% 3/9/27 (f)(g)(n)		4,347	4,285
			16,433
Media - 0.0%
Nexstar Broadcasting, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 2.5993% 9/19/26 (f)(g)(n)		2,338	2,331
Univision Communications, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 5/21/28 (g)(n)(o)		3,580	3,571
			5,902
Wireless Telecommunication Services - 0.0%
Intelsat Jackson Holdings SA Tranche DD 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.3917% 7/13/22 (f)(g)(n)(p)		5,633	5,625

TOTAL COMMUNICATION SERVICES			27,960

CONSUMER DISCRETIONARY - 0.2%
Auto Components - 0.0%
Midas Intermediate Holdco II LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.750% 7.5% 12/16/25 (f)(g)(n)		511	485
PECF USS Intermediate Holding III Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 12/17/28 (g)(n)(o)		1,050	1,050
			1,535
Diversified Consumer Services - 0.1%
KUEHG Corp. Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.250% 9.25% 8/22/25 (f)(g)(n)		3,640	3,613
Sotheby's Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.500% 5% 1/15/27 (f)(g)(n)		6,660	6,660
			10,273
Hotels, Restaurants & Leisure - 0.0%
Bally's Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 10/1/28 (f)(g)(n)		7,040	7,037
Specialty Retail - 0.1%
Michaels Companies, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 5% 4/15/28 (f)(g)(n)		2,696	2,670
Wand NewCo 3, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.1754% 2/5/26 (f)(g)(n)		11,152	10,978
			13,648

TOTAL CONSUMER DISCRETIONARY			32,493

ENERGY - 0.0%
Energy Equipment & Services - 0.0%
Forbes Energy Services LLC Tranche B, term loan 0% 4/13/21 (c)(e)(f)(n)		1,267	0
Oil, Gas & Consumable Fuels - 0.0%
Citgo Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.000% 8% 8/1/23 (f)(g)(n)		831	818
Mesquite Energy, Inc.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% (c)(e)(g)(n)		3,423	0
term loan 3 month U.S. LIBOR + 0.000% 0% (c)(e)(g)(n)		1,476	0
			818

TOTAL ENERGY			818

FINANCIALS - 0.1%
Capital Markets - 0.0%
Citadel Securities LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.6043% 2/27/28 (f)(g)(n)		5,335	5,297
Diversified Financial Services - 0.0%
New Cotai LLC 1LN, term loan 3 month U.S. LIBOR + 12.000% 14% 9/9/25 (c)(f)(g)(n)		701	701
Insurance - 0.1%
Acrisure LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 4.75% 2/15/27 (f)(g)(n)		655	654
Alliant Holdings Intermediate LLC Tranche B3 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 11/6/27 (f)(g)(n)		6,464	6,451
			7,105

TOTAL FINANCIALS			13,103

HEALTH CARE - 0.3%
Health Care Equipment & Supplies - 0.1%
Mozart Borrower LP Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 9/30/28 (f)(g)(n)		5,980	5,977
Health Care Providers & Services - 0.2%
Gainwell Acquisition Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 10/1/27 (f)(g)(n)		9,801	9,816
Phoenix Newco, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 11/15/28 (f)(g)(n)		3,335	3,333
U.S. Renal Care, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.1043% 6/13/26 (f)(g)(n)		25,943	25,174
			38,323
Pharmaceuticals - 0.0%
Valeant Pharmaceuticals International, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.1043% 6/1/25 (f)(g)(n)		844	839

TOTAL HEALTH CARE			45,139

INDUSTRIALS - 0.2%
Air Freight & Logistics - 0.0%
Dynasty Acquisition Co., Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.7238% 4/8/26 (f)(g)(n)		1,521	1,478
Tranche B2 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.7238% 4/4/26 (f)(g)(n)		818	795
			2,273
Airlines - 0.0%
Air Canada Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4.25% 8/11/28 (f)(g)(n)		4,230	4,213
SkyMiles IP Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 10/20/27 (f)(g)(n)		2,095	2,213
			6,426
Building Products - 0.1%
Acproducts Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 4.75% 5/17/28 (f)(g)(n)		11,403	11,232
Commercial Services & Supplies - 0.1%
ABG Intermediate Holdings 2 LLC:
Tranche B 2LN, term loan 3 month U.S. LIBOR + 6.000% 6.5% 12/10/29 (f)(g)(n)		525	525
Tranche B1 LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 3.500% 12/21/28 (g)(n)(o)		299	297
Tranche B2 1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 3.500% 1/31/29 (g)(n)(o)		1,903	1,893
Tranche B3 1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 3.500% 12/21/28 (g)(n)(o)		299	297
Madison IAQ LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 6/21/28 (f)(g)(n)		1,413	1,411
Sabert Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 12/10/26 (f)(g)(n)		4,534	4,525
			8,948
Construction & Engineering - 0.0%
SRS Distribution, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 6/4/28 (f)(g)(n)		3,087	3,077

TOTAL INDUSTRIALS			31,956

INFORMATION TECHNOLOGY - 0.3%
Electronic Equipment & Components - 0.0%
DG Investment Intermediate Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 3/31/28 (f)(g)(n)		995	994
IT Services - 0.1%
Acuris Finance U.S., Inc. 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.5% 2/16/28 (f)(g)(n)		603	604
Camelot Finance SA Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.1043% 10/31/26 (f)(g)(n)		676	671
GTT Communications, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 7% 5/31/25 (f)(g)(n)		7,817	6,959
Hunter U.S. Bidco, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 4.75% 8/19/28 (f)(g)(n)		5,339	5,336
			13,570
Software - 0.2%
Boxer Parent Co., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.9738% 10/2/25 (f)(g)(n)		19,097	18,964
McAfee LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 3.8519% 9/29/24 (f)(g)(n)		2,284	2,286
Polaris Newco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 4.5% 6/2/28 (f)(g)(n)		3,177	3,174
Proofpoint, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 8/31/28 (f)(g)(n)		3,105	3,090
RealPage, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.75% 4/22/28 (f)(g)(n)		3,097	3,086
Ultimate Software Group, Inc. 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 5/3/26 (f)(g)(n)		6,737	6,697
VS Buyer LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.1043% 2/28/27 (f)(g)(n)		1,287	1,280
			38,577

TOTAL INFORMATION TECHNOLOGY			53,141

MATERIALS - 0.0%
Chemicals - 0.0%
Olympus Water U.S. Holding Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 11/9/28 (f)(g)(n)		1,710	1,703
W.R. Grace Holding LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 9/22/28 (f)(g)(n)		1,290	1,291
			2,994
Containers & Packaging - 0.0%
Kloeckner Pentaplast of America, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.25% 2/9/26 (f)(g)(n)		794	771

TOTAL MATERIALS			3,765

UTILITIES - 0.1%
Electric Utilities - 0.1%
PG&E Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.5% 6/23/25 (f)(g)(n)		16,760	16,559
TOTAL BANK LOAN OBLIGATIONS
(Cost $228,657)			224,934
		Shares	Value (000s)

Fixed-Income Funds - 23.9%
Fidelity Emerging Markets Debt Central Fund (q)		286,015,928	2,568,423
Fidelity Floating Rate Central Fund (q)		14,800,018	1,489,622
Fidelity Mortgage Backed Securities Central Fund (q)		196	21
TOTAL FIXED-INCOME FUNDS
(Cost $4,208,288)			4,058,066
		Principal Amount (000s)(a)	Value (000s)

Preferred Securities - 4.0%
ENERGY - 0.6%
Oil, Gas & Consumable Fuels - 0.6%
DCP Midstream Partners LP 7.375%(f)(h)		8,965	8,884
Energy Transfer LP:
6.25% (f)(h)		45,897	40,959
6.625% (f)(h)		17,100	16,629
7.125% (f)		4,160	4,261
MPLX LP 6.875% (f)(h)		18,000	18,509
Summit Midstream Partners LP 9.5% (f)(h)		1,711	1,265
			90,507
FINANCIALS - 3.4%
Banks - 3.2%
Bank of America Corp.:
5.2% (f)(h)		48,090	49,866
5.875% (f)(h)		60,475	68,338
6.25% (f)(h)		18,480	20,259
Citigroup, Inc.:
4.7% (f)(h)		8,755	9,017
5% (f)(h)		36,455	38,103
5.9% (f)(h)		25,875	27,224
5.95% (f)(h)		46,925	49,502
6.3% (f)(h)		4,120	4,352
Huntington Bancshares, Inc. 5.7% (f)(h)		7,660	7,868
JPMorgan Chase & Co.:
3 month U.S. LIBOR + 3.320% 3.4509% (f)(g)(h)		30,810	31,196
3 month U.S. LIBOR + 3.800% 3.9316% (f)(g)(h)		12,280	12,362
4% (f)(h)		19,100	19,389
4.6% (f)(h)		13,385	13,991
5% (f)(h)		18,675	19,574
6% (f)(h)		54,840	58,530
6.125% (f)(h)		12,865	13,808
6.75% (f)(h)		6,270	6,971
Wells Fargo & Co.:
5.875% (f)(h)		36,775	40,278
5.9% (f)(h)		46,445	49,134
			539,762
Capital Markets - 0.2%
Goldman Sachs Group, Inc.:
4.4% (f)(h)		4,530	4,637
4.95% (f)(h)		7,885	8,333
5% (f)(h)		29,914	30,204
			43,174
Diversified Financial Services - 0.0%
OEC Finance Ltd. 7.5% pay-in-kind (d)(h)		1,086	42

TOTAL FINANCIALS			582,978

TOTAL PREFERRED SECURITIES
(Cost $651,707)			673,485
		Shares	Value (000s)

Money Market Funds - 5.3%
Fidelity Cash Central Fund 0.08% (r)		671,954,831	672,089
Fidelity Securities Lending Cash Central Fund 0.08% (r)(s)		234,469,568	234,493
TOTAL MONEY MARKET FUNDS
(Cost $906,539)			906,582
TOTAL INVESTMENT IN SECURITIES - 101.5%
(Cost $16,653,930)			17,236,998
NET OTHER ASSETS (LIABILITIES) - (1.5)%			(250,511)
NET ASSETS - 100%			$16,986,487

TBA Sale Commitments
	Principal Amount (000s)(a)	Value (000s)
Uniform Mortgage Backed Securities
2.5% 1/1/52	$(3,300)	$(3,370)
2.5% 1/1/52	(2,100)	(2,144)
2.5% 1/1/52	(2,650)	(2,706)
2.5% 1/1/52	(8,050)	(8,219)
3.5% 1/1/52	(7,200)	(7,583)
3.5% 1/1/52	(7,200)	(7,583)
TOTAL TBA SALE COMMITMENTS
(Proceeds $31,573)		$(31,605)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount (000s)	Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Purchased
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	2,492	March 2022	$325,128	$1,639	$1,639
CBOT 2-Year U.S. Treasury Note Contracts (United States)	2,196	March 2022	479,105	(936)	(936)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	321	March 2022	38,833	3	3
CBOT Long Term U.S. Treasury Bond Contracts (United States)	90	March 2022	14,439	(99)	(99)
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	659	March 2022	129,905	1,821	1,821
TOTAL FUTURES CONTRACTS					$2,428

The notional amount of futures purchased as a percentage of Net Assets is 5.8%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/(Depreciation) (000s)
EUR	3,843	USD	4,355	BNP Paribas	2/18/22	$25
EUR	54,287	USD	61,631	Barclays Bank PLC	2/18/22	230
EUR	3,852	USD	4,352	HSBC Bank PLC	2/18/22	38
EUR	22,511	USD	25,371	JPMorgan Chase Bank, N.A.	2/18/22	281
EUR	4,276	USD	4,906	National Australia Bank	2/18/22	(33)
EUR	8,949	USD	10,058	National Australia Bank	2/18/22	140
EUR	4,606	USD	5,221	National Australia Bank	2/18/22	27
EUR	3,376	USD	3,826	National Australia Bank	2/18/22	21
USD	16,966	AUD	23,036	BNP Paribas	2/18/22	205
USD	37,046	CAD	46,036	State Street Bank	2/18/22	655
USD	6,063	EUR	5,362	BNP Paribas	2/18/22	(47)
USD	324,449	EUR	280,305	HSBC Bank PLC	2/18/22	5,032
USD	5,624	EUR	4,962	HSBC Bank PLC	2/18/22	(30)
USD	279,618	EUR	241,629	JPMorgan Chase Bank, N.A.	2/18/22	4,275
USD	6,512	EUR	5,728	JPMorgan Chase Bank, N.A.	2/18/22	(16)
USD	9,419	EUR	8,321	National Australia Bank	2/18/22	(63)
USD	279,536	EUR	241,629	Royal Bank Of Canada	2/18/22	4,193
USD	3,915	EUR	3,462	Royal Bank Of Canada	2/18/22	(30)
USD	249,944	EUR	215,740	State Street Bank	2/18/22	4,102
USD	4,618	EUR	4,083	State Street Bank	2/18/22	(34)
USD	205,880	GBP	152,358	State Street Bank	2/18/22	(310)
USD	108,442	JPY	12,260,393	State Street Bank	2/18/22	1,821
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$20,482
					Unrealized Appreciation	21,045
					Unrealized Depreciation	(563)

For the period, the average contract value for forward foreign currency contracts was $1,860,041,000. Contract value represents contract amount in United States dollars plus or minus unrealized appreciation or depreciation, respectively.

Currency Abbreviations

AUD – Australian dollar

CAD – Canadian dollar

EUR – European Monetary Unit

GBP – British pound

JPY – Japanese yen

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $30,399,000 or 0.2% of net assets.

 (c) Level 3 security

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,369,286,000 or 19.8% of net assets.

 (e) Non-income producing - Security is in default.

 (f) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (g) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (h) Security is perpetual in nature with no stated maturity date.

 (i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $10,346,000.

 (j) Security or a portion of the security has been segregated as collateral for mortgage-backed or asset-backed securities purchased on a delayed delivery or when-issued basis. At period end, the value of securities pledged amounted to $217,000.

 (k) Security or a portion of the security is on loan at period end.

 (l) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (m) Non-income producing

 (n) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (o) The coupon rate will be determined upon settlement of the loan after period end.

 (p) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $939,000 and $937,000, respectively.

 (q) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (r) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (s) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Chesapeake Energy Corp.	2/10/21	$151
Mesquite Energy, Inc. 15% 7/15/23	7/10/20 - 10/15/21	$1,404
Mesquite Energy, Inc. 15% 7/15/23	11/5/20 - 10/15/21	$2,423
New Cotai LLC/New Cotai Capital Corp.	9/11/20	$11,111
Southeastern Grocers, Inc.	6/1/18	$4,108
Tricer Holdco SCA	10/16/09 - 12/30/17	$6,909
Tricer Holdco SCA Class A1	10/16/09 - 10/29/09	$1,100
Tricer Holdco SCA Class A2	10/16/09 - 10/29/09	$1,100
Tricer Holdco SCA Class A3	10/16/09 - 10/29/09	$1,100
Tricer Holdco SCA Class A4	10/16/09 - 10/29/09	$1,100
Tricer Holdco SCA Class A5	10/16/09 - 10/29/09	$1,100
Tricer Holdco SCA Class A6	10/16/09 - 10/29/09	$1,100
Tricer Holdco SCA Class A7	10/16/09 - 10/29/09	$1,100
Tricer Holdco SCA Class A8	10/16/09 - 10/29/09	$1,100
Tricer Holdco SCA Class A9	10/16/09 - 10/29/09	$1,100

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.08%	$449,606	$5,414,831	$5,192,350	$481	$2	$--	$672,089	1.2%
Fidelity Emerging Markets Debt Central Fund	2,402,741	328,444	58,967	108,378	(1,375)	(102,420)	2,568,423	93.3%
Fidelity Floating Rate Central Fund	1,336,213	154,231	22,998	57,760	(189)	22,365	1,489,622	46.4%
Fidelity Mortgage Backed Securities Central Fund	29	38,683	38,599	23	(92)	--	21	0.0%
Fidelity Securities Lending Cash Central Fund 0.08%	331	3,804,126	3,569,964	235	--	--	234,493	0.7%
Total	$4,188,920	$9,740,315	$8,882,878	$166,877	$(1,654)	$(80,055)	$4,964,648

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$67,917	$64,755	$--	$3,162
Consumer Discretionary	107,994	103,968	--	4,026
Consumer Staples	53,512	39,838	--	13,674
Energy	200,706	126,617	--	74,089
Financials	26,605	26,602	--	3
Health Care	107,707	107,707	--	--
Industrials	66,982	64,787	--	2,195
Information Technology	187,214	186,928	--	286
Materials	72,689	69,516	3,173	--
Utilities	21,800	21,800	--	--
Corporate Bonds	4,795,246	--	4,766,881	28,365
U.S. Government and Government Agency Obligations	3,671,241	--	3,671,241	--
U.S. Government Agency - Mortgage Securities	278,176	--	278,176	--
Commercial Mortgage Securities	241,333	--	241,333	--
Foreign Government and Government Agency Obligations	1,474,809	--	1,474,809	--
Bank Loan Obligations	224,934	--	224,233	701
Fixed-Income Funds	4,058,066	4,058,066	--	--
Preferred Securities	673,485	--	673,485	--
Money Market Funds	906,582	906,582	--	--
Total Investments in Securities:	$17,236,998	$5,777,166	$11,333,331	$126,501
Derivative Instruments:
Assets
Forward Foreign Currency Contracts	$21,045	$--	$21,045	$--
Futures Contracts	3,463	3,463	--	--
Total Assets	$24,508	$3,463	$21,045	$--
Liabilities
Forward Foreign Currency Contracts	$(563)	$--	$(563)	$--
Futures Contracts	(1,035)	(1,035)	--	--
Total Liabilities	$(1,598)	$(1,035)	$(563)	$--
Total Derivative Instruments:	$22,910	$2,428	$20,482	$--
Other Financial Instruments:
TBA Sale Commitments	$(31,605)	$--	$(31,605)	$--
Total Other Financial Instruments:	$(31,605)	$--	$(31,605)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
(Amounts in thousands)
Foreign Exchange Risk
Forward Foreign Currency Contracts(a)	$21,045	$(563)
Total Foreign Exchange Risk	21,045	(563)
Interest Rate Risk
Futures Contracts(b)	3,463	(1,035)
Total Interest Rate Risk	3,463	(1,035)
Total Value of Derivatives	$24,508	$(1,598)

 (a) Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

 (b) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	73.0%
Germany	6.1%
United Kingdom	2.5%
Cayman Islands	2.3%
Canada	1.6%
Mexico	1.5%
Luxembourg	1.4%
Netherlands	1.2%
Others (Individually Less Than 1%)	10.4%
100.0%

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		December 31, 2021
Assets
Investment in securities, at value (including securities loaned of $229,581) — See accompanying schedule: Unaffiliated issuers (cost $11,539,103)	$12,272,350
Fidelity Central Funds (cost $5,114,827)	4,964,648
Total Investment in Securities (cost $16,653,930)		$17,236,998
Cash		112,538
Foreign currency held at value (cost $24)		24
Receivable for investments sold		7,325
Receivable for TBA sale commitments		31,573
Unrealized appreciation on forward foreign currency contracts		21,045
Receivable for fund shares sold		17,837
Dividends receivable		145
Interest receivable		87,330
Distributions receivable from Fidelity Central Funds		83
Receivable for daily variation margin on futures contracts		1,361
Prepaid expenses		16
Other receivables		96
Total assets		17,516,371
Liabilities
Payable for investments purchased
Regular delivery	$16,784
Delayed delivery	210,064
TBA sale commitments, at value	31,605
Unrealized depreciation on forward foreign currency contracts	563
Payable for fund shares redeemed	22,645
Distributions payable	3,027
Accrued management fee	7,697
Distribution and service plan fees payable	895
Other affiliated payables	1,895
Other payables and accrued expenses	216
Collateral on securities loaned	234,493
Total liabilities		529,884
Net Assets		$16,986,487
Net Assets consist of:
Paid in capital		$16,351,796
Total accumulated earnings (loss)		634,691
Net Assets		$16,986,487
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($2,072,285 ÷ 165,599 shares)(a)		$12.51
Maximum offering price per share (100/96.00 of $12.51)		$13.03
Class M:
Net Asset Value and redemption price per share ($796,701 ÷ 63,700 shares)(a)		$12.51
Maximum offering price per share (100/96.00 of $12.51)		$13.03
Class C:
Net Asset Value and offering price per share ($353,988 ÷ 28,368 shares)(a)		$12.48
Fidelity Strategic Income Fund:
Net Asset Value, offering price and redemption price per share ($7,244,948 ÷ 570,691 shares)		$12.70
Class I:
Net Asset Value, offering price and redemption price per share ($5,460,460 ÷ 430,076 shares)		$12.70
Class Z:
Net Asset Value, offering price and redemption price per share ($1,058,105 ÷ 83,301 shares)		$12.70

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended December 31, 2021
Investment Income
Dividends		$47,279
Interest		334,001
Income from Fidelity Central Funds (including $235 from security lending)		166,877
Total income		548,157
Expenses
Management fee	$89,402
Transfer agent fees	20,344
Distribution and service plan fees	11,399
Accounting fees	1,831
Custodian fees and expenses	59
Independent trustees' fees and expenses	48
Registration fees	422
Audit	124
Legal	(35)
Miscellaneous	77
Total expenses before reductions	123,671
Expense reductions	(186)
Total expenses after reductions		123,485
Net investment income (loss)		424,672
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	304,264
Fidelity Central Funds	(1,654)
Forward foreign currency contracts	20,370
Foreign currency transactions	885
Futures contracts	(5,441)
Swaps	1,629
Written options	(355)
Total net realized gain (loss)		319,698
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(132,538)
Fidelity Central Funds	(80,055)
Forward foreign currency contracts	71,135
Assets and liabilities in foreign currencies	(95)
Futures contracts	1,782
Swaps	(595)
Written options	(276)
Delayed delivery commitments	(32)
Total change in net unrealized appreciation (depreciation)		(140,674)
Net gain (loss)		179,024
Net increase (decrease) in net assets resulting from operations		$603,696

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$424,672	$490,895
Net realized gain (loss)	319,698	272,314
Change in net unrealized appreciation (depreciation)	(140,674)	227,950
Net increase (decrease) in net assets resulting from operations	603,696	991,159
Distributions to shareholders	(741,684)	(700,879)
Share transactions - net increase (decrease)	1,482,123	(1,674,850)
Total increase (decrease) in net assets	1,344,135	(1,384,570)
Net Assets
Beginning of period	15,642,352	17,026,922
End of period	$16,986,487	$15,642,352

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Strategic Income Fund Class A

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$12.61	$12.29	$11.56	$12.32	$11.88
Income from Investment Operations
Net investment income (loss)A	.303	.367	.412	.424	.399
Net realized and unrealized gain (loss)	.143	.497	.818	(.780)	.526
Total from investment operations	.446	.864	1.230	(.356)	.925
Distributions from net investment income	(.305)	(.386)	(.390)	(.392)	(.382)
Distributions from net realized gain	(.241)	(.158)	(.110)	(.012)	(.103)
Total distributions	(.546)	(.544)	(.500)	(.404)	(.485)
Net asset value, end of period	$12.51	$12.61	$12.29	$11.56	$12.32
Total ReturnB,C	3.58%	7.19%	10.74%	(2.95)%	7.87%
Ratios to Average Net AssetsD,E
Expenses before reductions	.97%	.97%	.98%	.98%	1.00%
Expenses net of fee waivers, if any	.96%	.97%	.97%	.98%	.99%
Expenses net of all reductions	.96%	.97%	.97%	.98%	.99%
Net investment income (loss)	2.39%	3.02%	3.38%	3.52%	3.24%
Supplemental Data
Net assets, end of period (in millions)	$2,072	$1,904	$1,918	$1,631	$1,921
Portfolio turnover rateF	94%	96%	138%G	113%H	123%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

 H The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Strategic Income Fund Class M

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$12.61	$12.28	$11.55	$12.31	$11.88
Income from Investment Operations
Net investment income (loss)A	.304	.368	.412	.424	.398
Net realized and unrealized gain (loss)	.142	.506	.818	(.779)	.517
Total from investment operations	.446	.874	1.230	(.355)	.915
Distributions from net investment income	(.305)	(.386)	(.390)	(.393)	(.382)
Distributions from net realized gain	(.241)	(.158)	(.110)	(.012)	(.103)
Total distributions	(.546)	(.544)	(.500)	(.405)	(.485)
Net asset value, end of period	$12.51	$12.61	$12.28	$11.55	$12.31
Total ReturnB,C	3.59%	7.29%	10.75%	(2.95)%	7.78%
Ratios to Average Net AssetsD,E
Expenses before reductions	.96%	.96%	.97%	.98%	.99%
Expenses net of fee waivers, if any	.96%	.96%	.97%	.97%	.99%
Expenses net of all reductions	.96%	.96%	.97%	.97%	.99%
Net investment income (loss)	2.39%	3.03%	3.39%	3.52%	3.24%
Supplemental Data
Net assets, end of period (in millions)	$797	$792	$806	$755	$864
Portfolio turnover rateF	94%	96%	138%G	113%H	123%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

 H The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Strategic Income Fund Class C

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$12.58	$12.26	$11.53	$12.28	$11.85
Income from Investment Operations
Net investment income (loss)A	.208	.276	.320	.334	.305
Net realized and unrealized gain (loss)	.142	.496	.818	(.770)	.518
Total from investment operations	.350	.772	1.138	(.436)	.823
Distributions from net investment income	(.209)	(.294)	(.298)	(.302)	(.290)
Distributions from net realized gain	(.241)	(.158)	(.110)	(.012)	(.103)
Total distributions	(.450)	(.452)	(.408)	(.314)	(.393)
Net asset value, end of period	$12.48	$12.58	$12.26	$11.53	$12.28
Total ReturnB,C	2.81%	6.41%	9.94%	(3.60)%	7.00%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.72%	1.72%	1.72%	1.72%	1.74%
Expenses net of fee waivers, if any	1.72%	1.72%	1.72%	1.72%	1.74%
Expenses net of all reductions	1.72%	1.72%	1.72%	1.72%	1.74%
Net investment income (loss)	1.64%	2.27%	2.63%	2.78%	2.50%
Supplemental Data
Net assets, end of period (in millions)	$354	$572	$678	$1,006	$1,302
Portfolio turnover rateF	94%	96%	138%G	113%H	123%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

 H The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Strategic Income Fund

Years ended December 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$12.79	$12.46	$11.72	$12.38
Income from Investment Operations
Net investment income (loss)B	.346	.410	.454	.314
Net realized and unrealized gain (loss)	.153	.504	.827	(.657)
Total from investment operations	.499	.914	1.281	(.343)
Distributions from net investment income	(.348)	(.426)	(.431)	(.317)
Distributions from net realized gain	(.241)	(.158)	(.110)	–
Total distributions	(.589)	(.584)	(.541)	(.317)
Net asset value, end of period	$12.70	$12.79	$12.46	$11.72
Total ReturnC,D	3.96%	7.53%	11.04%	(2.78)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.66%	.67%	.68%	.69%G
Expenses net of fee waivers, if any	.66%	.67%	.68%	.68%G
Expenses net of all reductions	.66%	.67%	.68%	.68%G
Net investment income (loss)	2.69%	3.32%	3.68%	3.64%G
Supplemental Data
Net assets, end of period (in millions)	$7,245	$6,823	$8,139	$7,817
Portfolio turnover rateH	94%	96%	138%I	113%J

 A For the period April 13, 2018 (commencement of sale of shares) through December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

 J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Strategic Income Fund Class I

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$12.79	$12.46	$11.72	$12.49	$12.05
Income from Investment Operations
Net investment income (loss)A	.340	.404	.449	.458	.432
Net realized and unrealized gain (loss)	.153	.505	.827	(.789)	.528
Total from investment operations	.493	.909	1.276	(.331)	.960
Distributions from net investment income	(.342)	(.421)	(.426)	(.427)	(.417)
Distributions from net realized gain	(.241)	(.158)	(.110)	(.012)	(.103)
Total distributions	(.583)	(.579)	(.536)	(.439)	(.520)
Net asset value, end of period	$12.70	$12.79	$12.46	$11.72	$12.49
Total ReturnB	3.91%	7.48%	11.00%	(2.71)%	8.06%
Ratios to Average Net AssetsC,D
Expenses before reductions	.71%	.71%	.72%	.73%	.75%
Expenses net of fee waivers, if any	.71%	.71%	.72%	.73%	.74%
Expenses net of all reductions	.71%	.71%	.72%	.73%	.74%
Net investment income (loss)	2.64%	3.28%	3.64%	3.76%	3.49%
Supplemental Data
Net assets, end of period (in millions)	$5,460	$4,890	$4,899	$4,831	$5,039
Portfolio turnover rateE	94%	96%	138%F	113%G	123%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 F Portfolio turnover rate excludes securities received or delivered in-kind.

 G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Strategic Income Fund Class Z

Years ended December 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$12.80	$12.47	$11.72	$12.17
Income from Investment Operations
Net investment income (loss)B	.352	.417	.461	.119
Net realized and unrealized gain (loss)	.143	.504	.837	(.437)
Total from investment operations	.495	.921	1.298	(.318)
Distributions from net investment income	(.354)	(.433)	(.438)	(.132)
Distributions from net realized gain	(.241)	(.158)	(.110)	–
Total distributions	(.595)	(.591)	(.548)	(.132)
Net asset value, end of period	$12.70	$12.80	$12.47	$11.72
Total ReturnC,D	3.92%	7.59%	11.19%	(2.62)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.61%	.61%	.62%	.62%G
Expenses net of fee waivers, if any	.61%	.61%	.62%	.62%G
Expenses net of all reductions	.61%	.61%	.62%	.62%G
Net investment income (loss)	2.74%	3.38%	3.74%	3.95%G
Supplemental Data
Net assets, end of period (in millions)	$1,058	$662	$587	$166
Portfolio turnover rateH	94%	96%	138%I	113%J

 A For the period October 2, 2018 (commencement of sale of shares) through December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

 J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2021
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Strategic Income Fund (the Fund) is a fund of Fidelity Advisor Series II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Strategic Income Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Emerging Markets Debt Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks high total return by normally investing in debt securities of issuers in emerging markets and other debt investments that are tied economically to emerging markets.	Foreign Securities Restricted Securities	Less than .005%
Fidelity Floating Rate Central Fund	FMR	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Foreign Securities Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity Mortgage Backed Securities Central Fund	FMR	Seeks a high level of income by normally investing in investment-grade mortgage-related securities and repurchase agreements for those securities.	Delayed Delivery & When Issued Securities Futures Restricted Securities Swaps	.01%
Fidelity Money Market Central Funds	FMR	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the investing fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, foreign government and government agency obligations, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Advisor Strategic Income Fund	$95

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the underlying mutual funds, futures contracts, swaps, foreign currency transactions, defaulted bonds, market discount, partnerships and losses deferred due to futures contracts and wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,002,590
Gross unrealized depreciation	(360,277)
Net unrealized appreciation (depreciation)	$642,313
Tax Cost	$16,624,874

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,387
Undistributed long-term capital gain	$16,724
Net unrealized appreciation (depreciation) on securities and other investments	$637,706

At period end, the Fund was required to defer approximately $4,608 of losses on futures contracts.

The tax character of distributions paid was as follows:

	December 31, 2021	December 31, 2020
Ordinary Income	$543,787	$ 572,994
Long-term Capital Gains	197,897	127,885
Total	$741,684	$ 700,879

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. TBA securities involve buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. Funds may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or a fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to a fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Statement of Assets and Liabilities as "Receivable for TBA sale commitments" and "TBA sale commitments, at value," respectively.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts and options, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. For OTC written options with upfront premiums received, the Fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Foreign Exchange Risk
Forward Foreign Currency Contracts	$20,370	$71,135
Total Foreign Exchange Risk	20,370	71,135
Interest Rate Risk
Futures Contracts	(5,441)	1,782
Purchased Options	(997)	592
Written Options	(355)	(276)
Swaps	1,629	(595)
Total Interest Rate Risk	$(5,164)	$1,503
Totals	$15,206	$72,638

A summary of the value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts" and is representative of volume of activity during the period. The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps".

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Strategic Income Fund	6,723,646	7,068,978

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$5,070	$93
Class M	-%	.25%	1,996	12
Class C	.75%	.25%	4,333	442
			$11,399	$547

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$166
Class M	27
Class C(a)	13
$206

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$3,106.15
Class M	1,183.15
Class C	672.16
Fidelity Strategic Income Fund	7,297.10
Class I	7,669.15
Class Z	417.05
	$20,344

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Strategic Income Fund	.01

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Strategic Income Fund	$7

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Strategic Income Fund	16	42,813	26,403

Prior Fiscal Year Affiliated Exchanges In-Kind. During the prior period, the Fund completed an exchange in-kind with Fidelity Mortgage Backed Securities Central Fund. The Fund delivered investments, including accrued interest, and cash valued at $384,685 in exchange for 3,397 shares of the Central Fund. The Fund had a net realized gain of $8,659 on investments delivered through in-kind redemptions. The Fund recognized net gains for federal income tax purposes.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Strategic Income Fund	$29

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Strategic Income Fund	$25	$–	$–

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $39.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $147.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2021	Year ended December 31, 2020
Fidelity Advisor Strategic Income Fund
Distributions to shareholders
Class A	$87,743	$81,452
Class M	34,319	33,769
Class C	14,402	21,284
Fidelity Strategic Income Fund	326,888	318,634
Class I	236,348	217,580
Class Z	41,984	28,160
Total	$741,684	$700,879

11. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2021	Year ended December 31, 2020	Year ended December 31, 2021	Year ended December 31, 2020
Fidelity Advisor Strategic Income Fund
Class A
Shares sold	38,813	24,267	$492,042	$295,597
Reinvestment of distributions	6,639	6,273	83,673	77,642
Shares redeemed	(30,768)	(35,732)	(390,153)	(429,247)
Net increase (decrease)	14,684	(5,192)	$185,562	$(56,008)
Class M
Shares sold	8,510	9,600	$107,780	$117,229
Reinvestment of distributions	2,673	2,674	33,668	33,071
Shares redeemed	(10,318)	(15,066)	(130,794)	(180,452)
Net increase (decrease)	865	(2,792)	$10,654	$(30,152)
Class C
Shares sold	5,044	5,507	$63,776	$66,750
Reinvestment of distributions	1,114	1,664	13,990	20,599
Shares redeemed	(23,285)	(17,012)	(294,235)	(204,693)
Net increase (decrease)	(17,127)	(9,841)	$(216,469)	$(117,344)
Fidelity Strategic Income Fund
Shares sold	125,347	75,272	$1,613,497	$929,569
Reinvestment of distributions	22,959	22,834	293,601	286,019
Shares redeemed	(110,939)	(217,992)	(1,427,465)	(2,657,138)
Net increase (decrease)	37,367	(119,886)	$479,633	$(1,441,550)
Class I
Shares sold	143,221	113,187	$1,842,147	$1,393,852
Reinvestment of distributions	17,372	16,184	222,130	202,999
Shares redeemed	(112,697)	(140,370)	(1,448,940)	(1,692,556)
Net increase (decrease)	47,896	(10,999)	$615,337	$(95,705)
Class Z
Shares sold	41,820	21,489	$539,424	$266,260
Reinvestment of distributions	2,771	1,850	35,442	23,240
Shares redeemed	(13,034)	(18,655)	(167,460)	(223,592)
Net increase (decrease)	31,557	4,684	$407,406	$65,908

12. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

13. Credit Risk.

The Fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

14. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series II and Shareholders of Fidelity Advisor Strategic Income Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Strategic Income Fund (the "Fund"), a fund of Fidelity Advisor Series II, including the schedule of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 286 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2016

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2016

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to retirement, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank’s institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization’s equity and quantitative research groups. He began his career in 1983 as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2021

Deputy Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Vadim Zlotnikov (1962)

Year of Election or Appointment: 2019

Vice President

Mr. Zlotnikov also serves as Vice President of other funds. Mr. Zlotnikov serves as President of FIAM (Fidelity Institutional Asset Management) and is an employee of Fidelity Investments (2018-present). Previously, Mr. Zlotnikov served as President and Chief Investment Officer of Global Asset Allocation (2018-2020). Prior to joining Fidelity Investments, Mr. Zlotnikov served as Co-Head of Multi-Asset Solutions, Chief Market Strategist, and CIO of Systematic Strategies with AllianceBernstein (investment adviser firm, 2002-2018).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period-B July 1, 2021 to December 31, 2021
Fidelity Advisor Strategic Income Fund
Class A	.96%
Actual		$1,000.00	$1,006.70	$4.86
Hypothetical-C		$1,000.00	$1,020.37	$4.89
Class M	.95%
Actual		$1,000.00	$1,007.60	$4.81
Hypothetical-C		$1,000.00	$1,020.42	$4.84
Class C	1.70%
Actual		$1,000.00	$1,003.80	$8.59
Hypothetical-C		$1,000.00	$1,016.64	$8.64
Fidelity Strategic Income Fund	.66%
Actual		$1,000.00	$1,009.10	$3.34
Hypothetical-C		$1,000.00	$1,021.88	$3.36
Class I	.70%
Actual		$1,000.00	$1,008.90	$3.54
Hypothetical-C		$1,000.00	$1,021.68	$3.57
Class Z	.61%
Actual		$1,000.00	$1,008.60	$3.09
Hypothetical-C		$1,000.00	$1,022.13	$3.11

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Strategic Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Advisor Strategic Income Fund
Class A	02/14/22	02/11/22	$0.014
Class M	02/14/22	02/11/22	$0.014
Class C	02/14/22	02/11/22	$0.014
Fidelity Strategic Income Fund	02/14/22	02/11/22	$0.014
Class I	02/14/22	02/11/22	$0.014
Class Z	02/14/22	02/11/22	$0.014

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2021, $193,233,058, or, if subsequently determined to be different, the net capital gain of such year.

A total of 6.89% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $340,388,158 of distributions paid in the calendar year 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates 100% of the short-term capital gain dividend distributed in December 2020 as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates $1,008,284,981 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Strategic Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio of a representative class (the retail class); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing the holding period for the conversion of Class C shares to Class A shares; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in September 2020.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against one or more appropriate securities market indices, including a customized blended index that reflects the respective weights of the fund's asset classes (each a benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2020.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of the representative class (the retail class) of the fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the total expense ratio of the retail class ranked below the similar sales load structure group competitive median for 2020 and below the ASPG competitive median for 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower group fee rates as total “group assets” increase, and for higher group fee rates as total “group assets” decrease (“group assets” as defined in the management contract). FMR calculates the group fee rates based on a tiered asset “breakpoint” schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as “group assets” increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the continued waiver of money market fund fees; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

SI-ANN-0322
1.540220.124

Item 2.

Code of Ethics

As of the end of the period, December 31, 2021, Fidelity Advisor Series II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Advisor Strategic Income Fund (the “Fund”):

Services Billed by Deloitte Entities

December 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Strategic Income Fund	$100,200	$-	$9,300	$2,200

December 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Strategic Income Fund	$116,000	$-	$9,300	$2,300

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	December 31, 2021A	December 31, 2020A
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	December 31, 2021A	December 31, 2020A
Deloitte Entities	$533,100	$513,200

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series II

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 18, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 18, 2022

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	February 18, 2022